UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                  -----------

                                 TEMPLETON FUNDS
                              -----------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                          ----------------
Date of fiscal year end: 8/31
                        ------

Date of reporting period:  2/28/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

FEBRUARY 28, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

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                                                                          GLOBAL

                              TEMPLETON WORLD FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                         FRANKLIN TEMPLETON INVESTMENTS

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that
                            has helped us become one of the most trusted names
                            in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER.........................................................    1
SEMIANNUAL REPORT
Templeton World Fund.......................................................    3
Performance Summary........................................................   12
Your Fund's Expenses.......................................................   15
Financial Highlights and Statement of Investments..........................   17
Financial Statements.......................................................   26
Notes to Financial Statements..............................................   29
Shareholder Information....................................................   38

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2009, world economies entered into a significant slowdown spawned by the U.S. housing and credit market crises. Despite coordinated efforts by many governments to address these problems, the severe economic conditions and high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and recovery.

Templeton World Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl

Gary P. Motyl, CFA
President and Chief Executive Officer
- Investment Management Templeton
Funds

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 2/28/09

North America               36.3%
Europe                      34.9%
Asia                        20.2%
Latin America & Caribbean    1.8%
Middle East & Africa         1.8%
Short-Term Investments &
   Other Net Assets          5.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Templeton World Fund covers the period ended February 28, 2009.

PERFORMANCE OVERVIEW

Templeton World Fund - Class A had a -39.90% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -43.38% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/28/09, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +1.56%, compared with the -2.10% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              Semiannual Report | 3

Performance Summary beginning on page 12. For the 10-year period ended February 28, 2009, Templeton World Fund - Class A delivered a +16.76% cumulative total return, compared with the MSCI World Index's -19.10% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the six months ended February 28, 2009, global economic conditions continued to deteriorate. Business capital investment and consumer spending in the U.S. and abroad showed steep declines, unemployment rose steadily, and business and consumer confidence fell to new lows. In the U.S., gross domestic product (GDP) fell 6.3% on an annualized basis in the fourth quarter of 2008.(2) GDP in the eurozone fell 1.5% in the final three months of 2008 and is expected to decelerate further in 2009.(3)

The economic slowdown and the seize-up in global credit markets, accompanied by a decline in inflation indexes, led to easing of monetary policies in the U.S., Europe and many other industrialized and emerging countries. The U.S. Federal Reserve Board cut rates aggressively, as did the European Central Bank and the Bank of England. As of the end of the reporting period, interest rates in the U.S. were near zero.

In addition, several countries enacted robust stimulus programs in response to the global slowdown. In February 2009, the U.S. Congress passed President Obama's fiscal stimulus package. The package totaled $787 billion and included tax cuts and government spending of nearly $600 billion in 2009-2010 alone. In Europe, deteriorating economic conditions led a number of large countries to also introduce substantial stimulus packages and to continue attempts to revive basic bank lending.

China announced a fiscal stimulus package during the period, which equaled about 15% of the country's 2008 GDP.(4) Although most observers believed this figure overstated the actual stimulus effect, the package was significant and reflected Chinese authorities' desire to avoid the social unrest that might come with rising joblessness. With 6.8% year-over-year growth in fourth quarter 2008, China's GDP declined to its slowest growth rate in seven years, although it was still high relative to any other major economy.(5) Along with five successive

2.   Source: Bureau of Economic Analysis.

3.   Source: European Central Bank.

4.   Source: International Monetary Fund.

5.   Source: National Bureau of Statistics, China.


                              4 | Semiannual Report
rate cuts in late 2008, Chinese authorities introduced a series of measures and public works projects to stimulate internal consumption and help offset a slowdown in export growth.

Against this challenging economic backdrop, most global equity markets were volatile, and nearly all local indexes suffered significant losses for the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets, primarily outside the banking industry, remained relatively strong.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

During the six months under review, nearly all investible asset classes in the world's financial markets dramatically deteriorated. The scale and scope of the downturn was comprehensive, and performance was highly correlated across asset classes. By period-end, stock indexes were setting new bear market lows at levels in some cases less than half their 2007 peaks and, since then, more than $20 trillion have been lost globally in equity markets. The failure of U.S. investment bank Lehman Brothers at the beginning of the period seemed to unleash a systemic domino effect on financial institutions around the world. Subsequently, the global economy suffered as risk aversion increased, credit markets seized and large-scale deleveraging occurred. The dramatic downturn we have since experienced has left many questioning what caused the system to fail so spectacularly. Disregarding the shortcomings of specific individuals, agencies or institutions, the financial conventions largely responsible for the current situation are leverage and securitization. Over the past two decades, the financial system accrued significantly increased leverage, which was largely channeled into quantitatively engineered structured assets conceived by bankers and traders. Issuers and holders of a significant portion of these assets constituted a "shadow banking system" that operated outside the scope of regulatory oversight and grew exponentially to dwarf the size of the traditional banking system and securities markets.


                              Semiannual Report | 5

The securitization and packaging of the cash flows of prime and subprime mortgages, credit cards, car loans and other assets into derivative securities became increasingly prevalent. Numerous entities, including hedge funds, insurance companies, banks, sovereign wealth funds and other special purpose vehicles, purchased such securities for their extra yield and their purported risk diversification. Years of accommodative monetary policy and low interest rates, excessive credit creation, low risk aversion and leveraged buying, as well as lax regulatory supervision and poor risk management, allowed such securities to accumulate in the financial system. At its peak, the "shadow banking system" was estimated to have grown to more than 10 times global GDP.(6) As long as the asset prices that served as collateral for these structured securities increased and the underlying cash flows were being collected, the leverage used to finance them enhanced returns for their holders. But, the liquidity wave receded just as the housing recession was gathering momentum and the broader economic contraction was in its early stages. The housing market weakness resulted in sustained price declines for the collateral underlying the structured debt (primarily home prices), and the general economic weakness resulted in rising default rates on the original loans. Consequently, the structured securities that were supposed to diversify risk and smooth out returns instead concentrated risk and pegged returns to an unstable web of economic relationships.

By originating, distributing and trading these derivative securities, financial and other institutions searching for yield took on exposure to an increasingly over-valued housing market. Unwittingly, they had also jeopardized the functionality of credit markets, the lifeblood of the capitalist system. Ultimately, these securities' severe price declines, exacerbated by their illiquidity when their undercapitalized holders needed to collectively sell them to repair their balance sheets, threatened the solvency of the overall financial system. Holders, including banks, investment banks and insurance companies, began writing down the value of these unmarketable securities, which eroded their capital bases and necessitated further sales and capital-raising schemes. However, traditional credit markets were essentially closed, as banks balked at lending much-needed cash to entities whose ongoing solvency was uncertain. In our analysis, we believed beleaguered financial firms, desperate for capital, had the following options: dilute shareholders through equity rights issues, issue debt at penurious interest rates, become forced sellers of any remaining marketable assets, draw on government bailout facilities and accept the consequences of taxpayer funding, or simply, fail.

The reversal of credit creation (i.e., credit destruction or deleveraging) also began to weigh heavily on the real economy during the period under review. Already suffering from investment losses and home-price depreciation, and facing an increasingly difficult labor market, consumers recoiled and retrenched. Meanwhile,

6.   Source: THE GLOBE AND MAIL, Canada, 9/27/08.


                              6 | Semiannual Report
businesses hurried to cut costs, and the collective belt-tightening effectively muted the demand side of the global economy. Previously fast-growing emerging markets, which generally supply the developed world with goods and services, lost their biggest customers, and their own domestic demand proved unable to fill the gap, resulting in the first truly global recession since World War II. As economic conditions around the world deteriorated, demand for commodities plummeted, and, subsequently, global trade shrank significantly. Valuations for many of the energy and materials stocks that had rallied earlier in 2008 collapsed along with demand, and the world's inflationary momentum turned decidedly deflationary by period-end.

No region was immune from the ensuing equity market rout, and many of the Fund's global equity holdings were affected. In general, Asian markets fared best, and European markets, which declined every month during the reporting period, fared worst. Volatile currency swings also impacted the portfolio. The euro's marked decline versus the U.S. dollar during the period was a detractor from relative performance, as the Fund's overweighting in Europe relative to the MSCI World Index negatively impacted euro-denominated investments. Inversely, the Fund's underweighted exposure to the U.S. curtailed the positive effects of the dollar's rally.

Industrials stocks were significant laggards during the six months under review, as the gathering global recession punished stocks considered to have economically sensitive revenue streams.(7) General Electric (GE) and Siemens, large engineering firms based in the U.S. and Germany, respectively, were among the Fund's biggest detractors from absolute performance. Both companies had to contend with company-specific issues and slowing demand for big-ticket, capital intensive infrastructure products. GE's price deteriorated significantly and shareholders appeared to undervalue GE's cyclically challenged, but well-positioned, industrial business because of concerns about the near-term stresses on the company's financial business. In Siemens' case, an unproven management team operating in a more rigid social environment seemed to attract investor disdain. We remained confident in the new management team's ability to restructure operations, cut costs, and align its interests with those of the company's shareholders. In our analysis, Siemens's company-specific legacy issues will be resolved and the company should benefit from the global stimulus spending programs within our investment time frame. We continued to consider GE and Siemens core Fund holdings, and would note that their current profiles -- high-quality companies made unpopular, and relatively inexpensive, by near-term setbacks -- are characteristic of Templeton value stocks.

7. The industrials sector comprises aerospace and defense, air freight and logistics, industrial conglomerates, and professional services in the SOI.

TOP 10 COUNTRIES

Based on Equity Securities
2/28/09

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             35.7%
U.K.             13.0%
France            6.3%
Taiwan            5.3%
Hong Kong         4.3%
Germany           4.0%
Japan             3.7%
Switzerland       3.4%
Singapore         2.5%
South Korea       2.1%


                              Semiannual Report | 7

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/09

                                         % OF TOTAL
                                         NET ASSETS
                                         ----------
Pharmaceuticals                             12.9%
Oil, Gas & Consumable Fuels                 11.4%
Media                                        8.1%
Software                                     8.0%
Diversified Telecommunication Services       7.6%
Industrial Conglomerates                     4.4%
Semiconductors & Semiconductor
Equipment                                    4.4%
Wireless Telecommunication Services          3.1%
Air Freight & Logistics                      3.0%
IT Services                                  2.9%

Despite absolute losses, our consumer discretionary sector holdings helped relative results due to an overweighted position that performed better than the MSCI World Index's consumer discretionary sector.(8) On the other hand, in a period when consumer confidence fell to its lowest level on record, the Fund's position in the retailing industry, which is closely correlated with credit conditions and the economic cycle, was a notable detractor from relative Fund performance.

Defensive stocks declined less severely than more cyclical stocks. Given the global economic environment, materials and financials were some of the market's riskiest sectors during the review period and delivered some of the worst absolute returns. We have been underweighted in the materials sector for some time, due to what we believed were expensive valuations and an unsustainable global demand profile.(9) This decision negatively impacted relative performance prior to last summer when commodities prices were soaring. However, our below-benchmark weighting was finally vindicated as commodities prices declined precipitously, and the materials sector was a significant contributor to relative performance during the period under review. Financials represented another sector where we have been underweighted since before the credit crisis.(10) We were concerned by the sector's lack of balance sheet transparency and the increasing levels of risk being employed by the financial services industry to drive rapid growth over the past decade. Unsurprisingly, financials was the Fund's worst performing sector in absolute terms during the period under review. For example, Dutch financial services conglomerate ING Groep was one of the Fund's biggest absolute detractors. It posted a loss tied to asset write-downs and required access to the Dutch government's bailout facility. However, our low relative exposure to the financials sector and our avoidance of the investment banks at the center of the credit crisis cushioned the portfolio from the full extent of the sector's collapse. As a result, the financials sector was one of our best contributors relative to the MSCI World Index.

In a period that rewarded defensive stock selection, the Fund's overweighted exposure and stock selection in information technology helped relative performance.(11) Although such stocks are not traditionally considered defensive, the ability of technology to help businesses realize efficiencies can be a major advantage in periods of economic contraction. Technology stocks in general generated high levels of free cash flow and had little debt, critical advantages that we believe could help the sector weather the current credit crunch. Finally, in our opinion, the ubiquity of technology --particularly software-- in

(8.) The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

(9.) The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI.

(10.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

(11.) The information technology sector comprises communications equipment;
      computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.


                              8 | Semiannual Report
households and businesses has become characteristic of a nondiscretionary service, and we believe technology-related companies may prove resilient as they become increasingly entrenched in the marketplace. Although falling in absolute terms, Israeli software manufacturer Check Point Software Technologies (not an index component) declined much less than the overall index and was among the period's most resilient stocks. On the other hand, Microsoft was one of the Fund's biggest detractors from absolute performance, falling roughly in line with the broader market after the company's first-ever debt offering and subsequent layoffs showed that even the market's strongest companies were vulnerable to the economic downturn. Yet Microsoft's profits were comparable to those of Google, Apple, Oracle, Yahoo! and SAP combined, its operating systems are in 90% of the world's computers, and the company experienced double-digit growth in all business units in its fiscal year 2008. Therefore, at period-end we remained very positive on this core holding. Telecommunication services, another sector not traditionally considered defensive, also performed better than the MSCI World Index, and relative performance benefited from our overweighted position.(12) Despite its past reputation as a high-flying growth sector, telecommunication services has become a mature industry, and many investors seemed to find attractive the stable revenue streams and high dividend yields associated with telecommunications companies during the period.

Health care stocks, which have long been considered defensive, performed better than the benchmark during the period.(13) We continued to favor health care companies for their high free cash-flow yields and seemingly attractive valuations. In addition, we believe an aging global population will increasingly require the services provided by these companies. The Fund's largest new acquisition during the period was German pharmaceutical and diagnostics company Roche, which owns 55% of the U.S. biotechnology giant Genentech and has an outstanding offer for the balance. Roche's stock fell as uncertainty over long-term prospects for its cancer franchise and a tough research and development environment for drug makers dampened investor enthusiasm. Our analysis indicated that the stock's decline, which has been broadly in line with the sector, appeared unwarranted given what we believe is the company's interesting drug pipeline and the prospects for growth from its already approved products. Roche is free of material patent expirations, which is a major uncertainty clouding the outlook for many of the industry's biggest companies. Additionally, its stock traded at a steep discount to its historical average valuation when we purchased it during the period, which in our opinion was an attractive entry point into a strong franchise with a world-class drug portfolio.

(12.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(13.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

TOP 10 EQUITY HOLDINGS
2/28/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Microsoft Corp.                                 3.5%
   SOFTWARE, U.S.
Accenture Ltd., A                               2.9%
   IT SERVICES, U.S.
Taiwan Semiconductor Manufacturing
   Co. Ltd.                                     2.7%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, TAIWAN
Amgen Inc.                                      2.5%
   BIOTECHNOLOGY, U.S.
Oracle Corp.                                    2.4%
   SOFTWARE, U.S.
BP PLC                                          2.2%
   OIL, GAS & CONSUMABLE FUELS, U.K.
Sanofi-Aventis                                  2.2%
   PHARMACEUTICALS, FRANCE
Chevron Corp.                                   2.1%
   OIL, GAS & CONSUMABLE FUELS, U.S.
United Parcel Service Inc., B                   1.9%
   AIR FREIGHT & LOGISTICS, U.S.
Telefonica SA                                   1.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN


                              Semiannual Report | 9

Although Roche detracted from performance since we initiated our position, we continued to hold it. The consumer staples sector was another defensive stalwart during the period.(14) Consumer staples stocks are often favored by investors in recessionary periods due to the nondiscretionary nature of their products. The Fund's sector holdings declined less in value than the overall MSCI World Index; however, we considered the sector expensive overall and unable to generate strong secular earnings growth, and therefore held a significantly below-benchmark weighting, a decision that negatively impacted performance relative to the benchmark index.

The period under review was one of the most trying times in our investment careers. We also believe it could prove to be one of the most promising as in our opinion valuations of some of the market's highest quality stocks have rarely been so compelling, which gives us solid conviction for our investment portfolios' future returns. However, an absence of buyers in the market and the intense selling pressure experienced globally skewed momentum dramatically to the downside, severely impairing recent investment performance. Although Fund performance has held up in relative terms, performing better than the MSCI World Index over the period, absolute losses were substantial and painful. These losses are indicative of the sweeping nature of the recent equity market downturn. Templeton World Fund has been significantly underweighted in the market's most precarious and artificially inflated sectors -- primarily materials and financial services -- since well before the credit crisis began. Yet, we were unable to sufficiently avoid the worst of the recent market sell-off, as the global financial crisis struck indiscriminately. We remain optimistic that the Fund could ultimately benefit from this broad market decline, which in our opinion has created significant disparities between the prices and values of what we believe are some of the market's highest quality stocks.

A timeline for recovery is impossible to predict, though we believe that credible evidence of financial system stabilization is a prerequisite for an eventual upturn. This systemic stabilization still hinges largely on the housing market that collateralizes the system and the credit markets that capitalize it. These markets need not recover overnight, but rather need to show consistent evidence of an ongoing stabilization and transition process. We believe the unprecedented global stimulus measures recently enacted could help accelerate this process. This, in turn, could buoy equity markets, which recently seemed more concerned with investor psychology than with discounted future earnings expectations, the metric that has typically driven markets in the past. Key measures of volatility, risk appetite and consumer confidence hit historical extremes during the review period, revealing a bear market not only in stocks but also in sentiment. Importantly, this created conditions often associated with points of maximum pessimism, which have historically been advantageous periods to buy stocks.

(14.) The consumer staples sector comprises food and staples retailing in the SOI.


                             10 | Semiannual Report

In times like these it is important to remind our shareholders that we have been in difficult investment environments before and have dealt with adversity. Our organization is more than 60 years old and has weathered numerous economic cycles. Templeton's contrarian, value investment philosophy has often put us on the wrong side of momentum markets, as experienced during the recent commodities and credit bubbles, and before that, the technology and Japanese market bubbles. Historically, though, the Fund has performed well in the aftermath of these bubbles. We are supported by vast organizational strength and a proven investment process. The foundation for future performance of equity portfolios is being laid in today's market environment, and we remain optimistic about the long-term investment implications of the market's current value disparities. We thank you for your loyalty and trust in a difficult period.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott
Tucker Scott, CFA

Portfolio Management Team
Templeton World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 11

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMWX)                     CHANGE   2/28/09   8/31/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$6.83    $8.95     $15.78
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                   $0.3006
Long-Term Capital Gain            $0.3343
   TOTAL                          $0.6349

CLASS B (SYMBOL: TWDBX)                     CHANGE   2/28/09   8/31/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$6.62    $8.86     $15.48
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                   $0.1567
Long-Term Capital Gain            $0.3343
   TOTAL                          $0.4910

CLASS C (SYMBOL: TEWTX)                     CHANGE   2/28/09   8/31/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$6.53    $8.70     $15.23
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                   $0.1742
Long-Term Capital Gain            $0.3343
   TOTAL                          $0.5085

ADVISOR CLASS (SYMBOL: TWDAX)               CHANGE   2/28/09   8/31/08
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$6.85    $8.94     $15.79
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                   $0.3401
Long-Term Capital Gain            $0.3343
   TOTAL                          $0.6744


                             12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -39.90%          -43.88%   -19.17%   +16.76%
Average Annual Total Return(2)           -43.34%          -47.11%    -5.30%    +0.96%
Value of $10,000 Investment(3)          $ 5,666          $ 5,289   $ 7,618   $11,006
Avg. Ann. Total Return (3/31/09)(4)                       -41.53%     -3.49%    +1.09%
   Total Annual Operating Expenses(5)             1.05%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -40.10%          -44.27%   -22.16%    +9.88%
Average Annual Total Return(2)           -42.39%          -46.40%    -5.13%    +0.95%
Value of $10,000 Investment(3)          $ 5,761          $ 5,360   $ 7,684   $10,988
Avg. Ann. Total Return (3/31/09)(4)                       -40.80%    -3.34%    +1.07%
   Total Annual Operating Expenses(5)             1.18%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -40.14%          -44.34%   -22.21%    +8.17%
Average Annual Total Return(2)           -40.71%          -44.87%    -4.90%    +0.79%
Value of $10,000 Investment(3)          $ 5,929          $ 5,513   $ 7,779   $10,817
Avg. Ann. Total Return (3/31/09)(4)                       -39.00%    -3.08%    +0.92%
   Total Annual Operating Expenses(5)             1.80%

ADVISOR CLASS(6)                        6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------------                        -------          -------   -------   -------
Cumulative Total Return(1)               -39.79%          -43.71%   -18.58%   +17.60%
Average Annual Total Return(2)           -39.79%          -43.71%    -4.03%    +1.63%
Value of $10,000 Investment(3)          $ 6,021          $ 5,629   $ 8,142   $11,760
Avg. Ann. Total Return (3/31/09)(4)                       -37.80%    -2.20%    +1.76%
   Total Annual Operating Expenses(5)             0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 13

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -38.99% and -16.22%.


                             14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING                      EXPENSES PAID
                                              ACCOUNT     ENDING ACCOUNT   DURING PERIOD*
                                           VALUE 9/1/08    VALUE 2/28/09   9/1/08-2/28/09
                                           ------------   --------------   --------------
CLASS A
Actual                                        $1,000         $  601.00          $4.41
Hypothetical (5% return before expenses)      $1,000         $1,019.29          $5.56
CLASS B
Actual                                        $1,000         $  599.00          $7.37
Hypothetical (5% return before expenses)      $1,000         $1,015.57          $9.30
CLASS C
Actual                                        $1,000         $  598.60          $7.33
Hypothetical (5% return before expenses)      $1,000         $1,015.62          $9.25
ADVISOR CLASS
Actual                                        $1,000         $  602.10          $3.46
Hypothetical (5% return before expenses)      $1,000         $1,020.48          $4.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.11%; B: 1.86%; C: 1.85%; and Advisor:
     0.87%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             16 | Semiannual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS ENDED                         YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2009  ------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2008          2007          2006          2005          2004
-------                                   -----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...    $    15.78       $    20.23    $    19.46    $    18.92    $    16.78    $    15.12
                                            ----------       ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ............          0.09             0.31          0.26          0.28          0.25          0.22
   Net realized and unrealized gains
      (losses) .........................         (6.29)           (2.48)         2.45          2.23          3.46          1.74
                                            ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations .......         (6.20)           (2.17)         2.71          2.51          3.71          1.96
                                            ----------       ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............         (0.30)           (0.32)        (0.34)        (0.27)        (0.32)        (0.30)
   Net realized gains ..................         (0.33)           (1.96)        (1.60)        (1.70)        (1.25)           --
                                            ----------       ----------    ----------    ----------    ----------    ----------
Total distributions ....................         (0.63)           (2.28)        (1.94)        (1.97)        (1.57)        (0.30)
                                            ----------       ----------    ----------    ----------    ----------    ----------
Redemption fees(c) .....................            --               --(d)         --(d)         --(d)         --(d)         --(d)
                                            ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........    $     8.95       $    15.78    $    20.23    $    19.46    $    18.92    $    16.78
                                            ==========       ==========    ==========    ==========    ==========    ==========
Total return(e) ........................        (39.90)%         (12.58)%       14.80%        14.92%        23.91%        13.10%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          1.11%            1.05%         1.05%         1.06%         1.08%         1.11%
Net investment income ..................          1.62%            1.71%         1.29%         1.49%         1.41%         1.32%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $3,960,524       $7,277,382    $9,152,846    $8,627,348    $7,988,364    $6,924,779
Portfolio turnover rate ................         11.15%           21.91%        33.12%        35.41%        24.13%        37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton World Fund

                                           SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2009  -------------------------------------------------------
CLASS B                                      (UNAUDITED)       2008        2007        2006        2005        2004
-------                                   -----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $ 15.48        $ 19.87     $ 19.08     $ 18.61     $ 16.53     $ 14.92
                                              -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ............         0.05           0.16        0.10        0.13        0.12        0.10
   Net realized and unrealized gains
      (losses) .........................        (6.18)         (2.44)       2.43        2.20        3.41        1.71
                                              -------        -------     -------     -------     -------     -------
Total from investment operations .......        (6.13)         (2.28)       2.53        2.33        3.53        1.81
                                              -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............        (0.16)         (0.15)      (0.14)      (0.16)      (0.20)      (0.20)
   Net realized gains ..................        (0.33)         (1.96)      (1.60)      (1.70)      (1.25)         --
                                              -------        -------     -------     -------     -------     -------
Total distributions ....................        (0.49)         (2.11)      (1.74)      (1.86)      (1.45)      (0.20)
                                              -------        -------     -------     -------     -------     -------
Redemption fees(c) .....................           --             --(d)       --(d)       --(d)       --(d)       --(d)
                                              -------        -------     -------     -------     -------     -------
Net asset value, end of period .........      $  8.86        $ 15.48     $ 19.87     $ 19.08     $ 18.61     $ 16.53
                                              =======        =======     =======     =======     =======     =======
Total return(e) ........................       (40.10)%       (13.29)%     13.97%      14.03%      22.99%      12.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................         1.86%          1.81%       1.81%       1.82%       1.83%       1.86%
Net investment income ..................         0.87%          0.95%       0.53%       0.73%       0.66%       0.57%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $16,121        $33,986     $58,251     $64,381     $60,564     $49,419
Portfolio turnover rate ................        11.15%         21.91%      33.12%      35.41%      24.13%      37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton World Fund

                                           SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2009  ------------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008         2007         2006         2005         2004
-------                                   -----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  15.23       $  19.61     $  18.86     $  18.42     $  16.37     $  14.77
                                              --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ............          0.05           0.16         0.11         0.14         0.11         0.09
   Net realized and unrealized gains
      (losses) .........................         (6.08)         (2.40)        2.39         2.16         3.38         1.70
                                              --------       --------     --------     --------     --------     --------
Total from investment operations .......         (6.03)         (2.24)        2.50         2.30         3.49         1.79
                                              --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ...............         (0.17)         (0.18)       (0.15)       (0.16)       (0.19)       (0.19)
   Net realized gains ..................         (0.33)         (1.96)       (1.60)       (1.70)       (1.25)          --
                                              --------       --------     --------     --------     --------     --------
Total distributions ....................         (0.50)         (2.14)       (1.75)       (1.86)       (1.44)       (0.19)
                                              --------       --------     --------     --------     --------     --------
Redemption fees(c) .....................            --             --(d)        --(d)        --(d)        --(d)        --(d)
                                              --------       --------     --------     --------     --------     --------
Net asset value, end of period .........      $   8.70       $  15.23     $  19.61     $  18.86     $  18.42     $  16.37
                                              ========       ========     ========     ========     ========     ========
Total return(e) ........................        (40.14)%       (13.31)%      14.00%       14.03%       23.00%       12.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ............................          1.85%          1.80%        1.80%        1.82%        1.83%        1.86%
Net investment income ..................          0.88%          0.96%        0.54%        0.73%        0.66%        0.57%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $176,121       $339,251     $446,046     $407,087     $351,430     $295,009
Portfolio turnover rate ................         11.15%         21.91%       33.12%       35.41%       24.13%       37.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton World Fund

                                           SIX MONTHS ENDED        YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2009  ---------------------------------
ADVISOR CLASS                                (UNAUDITED)       2008         2007       2006(a)
-------------                             -----------------  --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $  15.79       $  20.25     $  19.48     $ 19.38
                                              --------       --------     --------     -------
Income from investment operations(b):
   Net investment income(c) ............          0.11           0.34         0.32        0.11
   Net realized and unrealized gains
      (losses) .........................         (6.29)         (2.47)        2.44       (0.01)
                                              --------       --------     --------     -------
Total from investment operations .......         (6.18)         (2.13)        2.76        0.10
                                              --------       --------     --------     -------
Less distributions from:
   Net investment income ...............         (0.34)         (0.37)       (0.39)         --
   Net realized gains ..................         (0.33)         (1.96)       (1.60)         --
                                              --------       --------     --------     -------
Total distributions ....................         (0.67)         (2.33)       (1.99)         --
                                              --------       --------     --------     -------
Redemption fees(d) .....................            --             --(e)        --(e)       --(e)
                                              --------       --------     --------     -------
Net asset value, end of period .........      $   8.94       $  15.79     $  20.25     $ 19.48
                                              ========       ========     ========     =======
Total return(f) ........................        (39.79)%       (12.40)%      15.06%       0.52%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ............................          0.87%          0.81%        0.81%       0.82%
Net investment income ..................          1.86%          1.95%        1.53%       1.73%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $110,026       $125,863     $193,581     $31,804
Portfolio turnover rate ................         11.15%         21.91%       33.12%      35.41%

(a)  For the period May 15, 2006 (effective date) to August 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                     INDUSTRY                     SHARES/UNITS         VALUE
                                               ----------------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS 92.5%
    CHINA 0.5%
    China Telecom Corp. Ltd., ADR ..........       Diversified Telecommunication Services           657,000       $   21,996,360
                                                                                                                  --------------
    FINLAND 0.9%
    UPM-Kymmene OYJ ........................               Paper & Forest Products                5,421,310           38,521,803
                                                                                                                  --------------
    FRANCE 6.3%
    France Telecom SA ......................       Diversified Telecommunication Services         2,756,030           62,170,930
    Sanofi-Aventis .........................                   Pharmaceuticals                    1,800,000           93,281,295
    Total SA, B ............................             Oil, Gas & Consumable Fuels                967,820           45,944,516
    Vivendi SA .............................                        Media                         2,750,000           66,057,943
                                                                                                                  --------------
                                                                                                                     267,454,684
                                                                                                                  --------------
    GERMANY 4.0%
    Bayerische Motoren Werke AG ............                     Automobiles                      1,177,640           29,481,452
    Deutsche Post AG .......................               Air Freight & Logistics                1,638,630           15,939,754
    Merck KGaA .............................                   Pharmaceuticals                      323,380           24,366,695
    SAP AG .................................                      Software                          912,830           29,621,602
    Siemens AG .............................              Industrial Conglomerates                1,416,280           72,830,730
                                                                                                                  --------------
                                                                                                                     172,240,233
                                                                                                                  --------------
    HONG KONG 4.3%
    Cheung Kong (Holdings) Ltd. ............        Real Estate Management & Development          9,663,751           79,563,967
    Hutchison Whampoa Ltd. .................              Industrial Conglomerates               13,611,060           71,959,080
    Yue Yuen Industrial Holdings Ltd. ......          Textiles, Apparel & Luxury Goods           17,249,500           32,296,312
                                                                                                                  --------------
                                                                                                                     183,819,359
                                                                                                                  --------------
    INDIA 1.5%
    Reliance Industries Ltd. ...............             Oil, Gas & Consumable Fuels              2,599,080           64,463,605
                                                                                                                  --------------
    ISRAEL 1.4%
(a) Check Point Software Technologies
       Ltd. ................................                      Software                        2,674,400           58,756,568
                                                                                                                  --------------
    ITALY 1.6%
    Eni SpA ................................             Oil, Gas & Consumable Fuels              2,541,076           51,045,839
    Intesa Sanpaolo SpA ....................                  Commercial Banks                    6,634,800           16,269,443
                                                                                                                  --------------
                                                                                                                      67,315,282
                                                                                                                  --------------
    JAPAN 3.7%
    Olympus Corp. ..........................          Health Care Equipment & Supplies            1,912,000           25,821,159
    Sumitomo Mitsui Financial Group Inc. ...                  Commercial Banks                      780,300           25,345,059
    Takeda Pharmaceutical Co. Ltd. .........                   Pharmaceuticals                    1,241,800           50,768,810
    Toyota Motor Corp. .....................                     Automobiles                      1,740,500           56,711,819
                                                                                                                  --------------
                                                                                                                     158,646,847
                                                                                                                  --------------
    NETHERLANDS 0.5%
    ING Groep NV ...........................           Diversified Financial Services             4,594,030           21,331,716
                                                                                                                  --------------


                             Semiannual Report | 21

Templeton World Fund

                                                                     INDUSTRY                     SHARES/UNITS         VALUE
                                               ----------------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    NORWAY 0.7%
    Telenor ASA ............................         Diversified Telecommunication Services       5,675,250       $   29,420,893
                                                                                                                  --------------
    PHILIPPINES 0.3%
    Ayala Land Inc. ........................          Real Estate Management & Development       94,089,601           10,821,560
                                                                                                                  --------------
    RUSSIA 0.7%
    Gazprom, ADR ...........................              Oil, Gas & Consumable Fuels             2,307,910           29,379,694
                                                                                                                  --------------
    SINGAPORE 2.5%
    DBS Group Holdings Ltd. ................                    Commercial Banks                  5,832,000           29,528,160
(a) Flextronics International Ltd. .........   Electronic Equipment, Instruments & Components     4,259,287            8,774,131
    Parkway Holdings Ltd. ..................            Health Care Providers & Services         22,029,333           14,938,035
    Singapore Telecommunications Ltd. ......         Diversified Telecommunication Services      34,846,261           55,359,748
                                                                                                                  --------------
                                                                                                                     108,600,074
                                                                                                                  --------------
    SOUTH AFRICA 0.4%
    Massmart Holdings Ltd. .................                Food & Staples Retailing              2,307,600           16,533,423
                                                                                                                  --------------
    SOUTH KOREA 2.1%
    KB Financial Group Inc. ................                    Commercial Banks                  1,038,873           19,917,745
    Samsung Electronics Co. Ltd. ...........        Semiconductors & Semiconductor Equipment        229,519           71,394,935
                                                                                                                  --------------
                                                                                                                      91,312,680
                                                                                                                  --------------
    SPAIN 1.9%
    Telefonica SA ..........................         Diversified Telecommunication Services       4,350,130           81,050,260
                                                                                                                  --------------
    SWEDEN 0.6%
    Telefonaktiebolaget LM Ericsson, B .....                Communications Equipment              3,186,720           26,512,843
                                                                                                                  --------------
    SWITZERLAND 3.4%
    Adecco SA ..............................                 Professional Services                1,169,530           35,790,316
    Novartis AG ............................                    Pharmaceuticals                   1,575,950           57,463,943
    Roche Holding AG .......................                    Pharmaceuticals                     466,090           52,960,248
                                                                                                                  --------------
                                                                                                                     146,214,507
                                                                                                                  --------------
    TAIWAN 5.3%
    Chunghwa Telecom Co. Ltd., ADR .........         Diversified Telecommunication Services       4,879,968           74,907,509
    Compal Electronics Inc. ................                Computers & Peripherals              64,451,387           37,202,972
(b) Compal Electronics Inc., GDR, 144A .....                Computers & Peripherals                  24,240               69,960
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ............................        Semiconductors & Semiconductor Equipment     89,727,761          115,252,546
                                                                                                                  --------------
                                                                                                                     227,432,987
                                                                                                                  --------------
    TURKEY 1.2%
    Turkcell Iletisim Hizmetleri AS ........          Wireless Telecommunication Services         9,848,862           48,951,758
                                                                                                                  --------------


                             22 | Semiannual Report

Templeton World Fund

                                                                     INDUSTRY                     SHARES/UNITS         VALUE
                                               ----------------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    UNITED KINGDOM 13.0%
    Aviva PLC ..............................                      Insurance                            6,771,466  $   27,995,202
    BAE Systems PLC ........................                 Aerospace & Defense                      11,670,208      62,021,245
    BP PLC .................................             Oil, Gas & Consumable Fuels                  14,722,804      94,409,108
    British Sky Broadcasting Group PLC .....                        Media                              4,258,959      28,650,706
    Compass Group PLC ......................            Hotels, Restaurants & Leisure                  7,064,787      31,279,715
    GlaxoSmithKline PLC ....................                   Pharmaceuticals                         5,138,017      78,573,538
    Kingfisher PLC .........................                  Specialty Retail                        15,848,820      28,680,752
    Pearson PLC ............................                        Media                              4,991,862      47,095,611
    Royal Dutch Shell PLC, A ...............             Oil, Gas & Consumable Fuels                     626,995      13,810,302
    Royal Dutch Shell PLC, B ...............             Oil, Gas & Consumable Fuels                   2,427,995      51,579,522
    Tesco PLC ..............................              Food & Staples Retailing                     5,093,050      24,276,496
    Vodafone Group PLC .....................         Wireless Telecommunication Services              36,401,320      65,196,537
                                                                                                                  --------------
                                                                                                                     553,568,734
                                                                                                                  --------------
    UNITED STATES 35.7%
    Abbott Laboratories ....................                   Pharmaceuticals                           860,100      40,717,134
    Accenture Ltd., A ......................                     IT Services                           4,228,620     123,433,418
    American Express Co. ...................                  Consumer Finance                           605,960       7,307,878
(a) Amgen Inc. .............................                    Biotechnology                          2,200,000     107,646,000
    Bank of America Corp. ..................           Diversified Financial Services                  1,500,910       5,928,594
    Bristol-Myers Squibb Co. ...............                   Pharmaceuticals                         2,981,970      54,898,068
    Chevron Corp. ..........................             Oil, Gas & Consumable Fuels                   1,465,629      88,978,336
(a) Cisco Systems Inc. .....................              Communications Equipment                     3,920,080      57,115,566
    Comcast Corp., A .......................                        Media                              6,616,780      80,393,877
    Covidien Ltd. ..........................          Health Care Equipment & Supplies                 1,225,450      38,810,001
(a) The DIRECTV Group Inc. .................                        Media                              1,170,220      23,334,187
    E. I. du Pont de Nemours and Co. .......                      Chemicals                            1,017,390      19,086,236
    FedEx Corp. ............................               Air Freight & Logistics                       642,300      27,753,783
    The Gap Inc. ...........................                  Specialty Retail                         4,005,521      43,219,572
    General Electric Co. ...................              Industrial Conglomerates                     5,168,590      43,984,701
    Great Plains Energy Inc. ...............                 Electric Utilities                          892,533      12,084,897
    The Home Depot Inc. ....................                  Specialty Retail                           674,100      14,081,949
    Invesco Ltd. ...........................                   Capital Markets                         2,924,969      33,432,396
    JPMorgan Chase & Co. ...................           Diversified Financial Services                    623,600      14,249,260
    KKR Private Equity Investors LP
       (Units) .............................                   Capital Markets                         6,333,380      14,250,105
    Merck & Co. Inc. .......................                   Pharmaceuticals                         1,809,240      43,783,608
    Microsoft Corp. ........................                      Software                             9,157,720     147,897,178
    News Corp., A ..........................                        Media                              9,396,020      52,241,871
(a) Oracle Corp. ...........................                      Software                             6,656,470     103,441,544
    Pfizer Inc. ............................                   Pharmaceuticals                         4,352,300      53,576,813
(a) Progressive Corp. ......................                      Insurance                            2,137,430      24,730,065
    Quest Diagnostics Inc. .................          Health Care Providers & Services                   879,380      40,301,985
(a) Sprint Nextel Corp. ....................         Wireless Telecommunication Services               5,721,070      18,822,320


                             Semiannual Report | 23

Templeton World Fund

                                                                     INDUSTRY                     SHARES/UNITS         VALUE
                                               ----------------------------------------------   ---------------   --------------
    COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
    UNITED STATES (CONTINUED)
    TECO Energy Inc. .......................                   Multi-Utilities                        2,301,100   $   22,067,549
    Time Warner Inc. .......................                        Media                             6,408,360       48,895,787
    Torchmark Corp. ........................                      Insurance                           1,557,920       32,093,152
    United Parcel Service Inc., B ..........               Air Freight & Logistics                    2,002,070       82,445,243
                                                                                                                  --------------
                                                                                                                   1,521,003,073
                                                                                                                  --------------
    TOTAL COMMON STOCKS AND
       OTHER EQUITY INTERESTS
       (COST $6,093,718,206) ...............                                                                       3,945,348,943
                                                                                                                  --------------
    PREFERRED STOCKS 1.8%
    BRAZIL 1.8%
    Companhia Vale do Rio Doce, ADR,
       pfd., A .............................                   Metals & Mining                        2,526,000       28,164,900
    Petroleo Brasileiro SA, ADR, pfd. ......             Oil, Gas & Consumable Fuels                  2,161,790       48,380,860
                                                                                                                  --------------
    TOTAL PREFERRED STOCKS
       (COST $71,113,335) ..................                                                                          76,545,760
                                                                                                                  --------------

                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(c)
                                                                                                ---------------
    FOREIGN GOVERNMENT AND AGENCY
       SECURITIES 0.3%
    CANADA 0.2%
    Government of Canada, 6.00%,
       6/01/11 .............................                                                      8,030,000 CAD        6,971,513
                                                                                                                  --------------
    SWEDEN 0.1%
    Government of Sweden, 5.50%,
       10/08/12 ............................                                                     48,680,000 SEK        6,113,884
                                                                                                                  --------------
    TOTAL FOREIGN GOVERNMENT AND
       AGENCY SECURITIES
       (COST $10,576,164) ..................                                                                          13,085,397
                                                                                                                  --------------
    U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $16,597,893)
    0.4%
    FHLMC, 5.50%, 12/01/35 .................                                                     16,839,967           17,285,399
                                                                                                                  --------------
    TOTAL INVESTMENTS BEFORE
       SHORT TERM INVESTMENTS
       (COST $6,192,005,598) ...............                                                                       4,052,265,499
                                                                                                                  --------------


                             24 | Semiannual Report

Templeton World Fund

                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(c)           VALUE
                                                                                                ---------------   --------------

    SHORT TERM INVESTMENTS 4.8%
    TIME DEPOSITS (COST $123,625,000)
    2.9%
    UNITED STATES 2.9%
    Dresdner Bank AG, 0.30%, 3/02/09 ...                                                            123,625,000   $  123,625,000
                                                                                                                  --------------
    U.S. GOVERNMENT AND AGENCY
       SECURITIES 1.9%
(d) FHLB, 3/03/09 - 5/11/09 ............                                                             30,000,000       29,990,450
(d) FNMA, 3/26/09 ......................                                                             25,000,000       24,998,425
(d) U.S. Treasury Bill, 3/26/09 ........                                                             25,000,000       24,997,675
                                                                                                                  --------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $79,972,653) ...                                                                              79,986,550
                                                                                                                  --------------
    TOTAL INVESTMENTS
       (COST $6,395,603,251)
       99.8% ...........................                                                                           4,255,877,049
    OTHER ASSETS, LESS LIABILITIES
       0.2% ............................                                                                               6,914,820
                                                                                                                  --------------
    NET ASSETS 100.0% ..................                                                                          $4,262,791,869
                                                                                                                  ==============

See Abbreviations on page 37.

(a)  Non-income producing for the twelve months ended February 28, 2009.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the value of this security was $69,960, representing less than 0.01% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost .................................................................   $ 6,395,603,251
                                                                               ===============
      Value ................................................................   $ 4,255,877,049
   Foreign Currency, at value (cost $262) ..................................               245
   Receivables:
      Capital shares sold ..................................................         1,721,425
      Dividends and interest ...............................................        19,636,414
   Other assets ............................................................           323,715
                                                                               ---------------
         Total assets ......................................................     4,277,558,848
                                                                               ---------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................         8,963,736
      Affiliates ...........................................................         3,970,885
      Unaffiliated transfer agent fees .....................................           807,451
   Funds advanced by custodian .............................................           194,567
   Accrued expenses and other liabilities ..................................           830,340
                                                                               ---------------
         Total liabilities .................................................        14,766,979
                                                                               ---------------
            Net assets, at value ...........................................   $ 4,262,791,869
                                                                               ===============
Net assets consist of:
   Paid-in capital .........................................................   $ 6,653,045,676
   Undistributed net investment income .....................................        44,129,795
   Net unrealized appreciation (depreciation) ..............................    (2,139,933,059)
   Accumulated net realized gain (loss) ....................................      (294,450,543)
                                                                               ---------------
            Net assets, at value ...........................................   $ 4,262,791,869
                                                                               ===============
CLASS A:
   Net assets, at value ....................................................   $ 3,960,523,923
                                                                               ---------------
   Shares outstanding ......................................................       442,566,699
                                                                               ---------------
   Net asset value per share(a) ............................................   $          8.95
                                                                               ---------------
   Maximum offering price per share (net asset value per share / 94.25%) ...   $          9.50
                                                                               ---------------
CLASS B:
   Net assets, at value ....................................................   $    16,120,764
                                                                               ---------------
   Shares outstanding ......................................................         1,820,001
                                                                               ---------------
   Net asset value and maximum offering price per share(a) .................   $          8.86
                                                                               ---------------
CLASS C:
   Net assets, at value ....................................................   $   176,121,387
                                                                               ---------------
   Shares outstanding ......................................................        20,255,349
                                                                               ---------------
   Net asset value and maximum offering price per share(a) .................   $          8.70
                                                                               ---------------
ADVISOR CLASS:
   Net assets, at value ....................................................   $   110,025,795
                                                                               ---------------
   Shares outstanding ......................................................        12,311,641
                                                                               ---------------
   Net asset value and maximum offering price per share ....................   $          8.94
                                                                               ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton World Fund

STATEMENT OF OPERATIONS for the six months ended February 28, 2009 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $4,001,081) .....................................   $    71,494,088
   Interest ...........................................................................         2,352,977
                                                                                          ---------------
         Total investment income ......................................................        73,847,065
                                                                                          ---------------
Expenses:
   Management fees (Note 3a) ..........................................................        16,718,987
   Administrative fees (Note 3b) ......................................................         2,176,585
   Distribution fees: (Note 3c)
      Class A .........................................................................         6,175,697
      Class B .........................................................................           110,915
      Class C .........................................................................         1,123,463
   Transfer agent fees (Note 3e) ......................................................         3,357,074
   Custodian fees (Note 4) ............................................................           721,043
   Reports to shareholders ............................................................           218,220
   Registration and filing fees .......................................................           116,538
   Professional fees ..................................................................            45,020
   Trustees' fees and expenses ........................................................            57,197
   Other ..............................................................................            64,079
                                                                                          ---------------
         Total expenses ...............................................................        30,884,818
         Expense reductions (Note 4) ..................................................            (5,925)
                                                                                          ---------------
            Net expenses ..............................................................        30,878,893
                                                                                          ---------------
               Net investment income ..................................................        42,968,172
                                                                                          ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................................      (302,155,400)
      Foreign currency transactions ...................................................        (4,206,554)
                                                                                          ---------------
               Net realized gain (loss) ...............................................      (306,361,954)
                                                                                          ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................................    (2,744,877,031)
      Translation of other assets and liabilities denominated in foreign currencies ...           733,265
                                                                                          ---------------
   Net change in unrealized appreciation (depreciation) ...............................    (2,744,143,766)
                                                                                          ---------------
Net realized and unrealized gain (loss) ...............................................    (3,050,505,720)
                                                                                          ---------------
Net increase (decrease) in net assets resulting from operations .......................   $(3,007,537,548)
                                                                                          ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton World Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                        FEBRUARY 28, 2009      YEAR ENDED
                                                                                           (UNAUDITED)      AUGUST 31, 2008
                                                                                        -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................................    $    42,968,172    $   153,547,495
      Net realized gain (loss) from investments and foreign currency transactions ...       (306,361,954)       234,608,706
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies .................................................................     (2,744,143,766)    (1,551,702,715)
                                                                                         ---------------    ---------------
         Net increase (decrease) in net assets resulting from operations ............     (3,007,537,548)    (1,163,546,514)
                                                                                         ---------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................................................       (130,800,362)      (149,314,552)
         Class B ....................................................................           (303,763)          (429,640)
         Class C ....................................................................         (3,506,520)        (4,091,924)
         Advisor Class ..............................................................         (2,718,053)        (3,659,274)
      Net realized gains:
         Class A ....................................................................       (145,467,422)      (883,471,102)
         Class B ....................................................................           (648,040)        (5,496,035)
         Class C ....................................................................         (6,729,217)       (44,374,985)
         Advisor Class ..............................................................         (2,671,700)       (18,588,982)
                                                                                         ---------------    ---------------
   Total distributions to shareholders ..............................................       (292,845,077)    (1,109,426,494)
                                                                                         ---------------    ---------------
   Capital share transactions: (Note 2)
         Class A ....................................................................       (229,585,132)       238,151,309
         Class B ....................................................................         (4,183,152)       (12,680,289)
         Class C ....................................................................        (23,765,682)        (3,485,692)
         Advisor Class ..............................................................         44,227,178        (23,272,809)
                                                                                         ---------------    ---------------
   Total capital share transactions .................................................       (213,306,788)       198,712,519
                                                                                         ---------------    ---------------
   Redemption fees ..................................................................                 --             18,000
                                                                                         ---------------    ---------------
         Net increase (decrease) in net assets ......................................     (3,513,689,413)    (2,074,242,489)
Net assets:
   Beginning of period ..............................................................      7,776,481,282      9,850,723,771
                                                                                         ---------------    ---------------
   End of period ....................................................................    $ 4,262,791,869    $ 7,776,481,282
                                                                                         ===============    ===============
Undistributed net investment income included in net assets:
   End of period ....................................................................    $    44,129,795    $   138,490,321
                                                                                         ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


                             Semiannual Report | 29

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             30 | Semiannual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 31

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares of the Trust authorized (without par value). Transactions in the Fund's shares were as follows:

                                         SIX MONTHS ENDED                   YEAR ENDED
                                        FEBRUARY 28, 2009                AUGUST 31, 2008
                                   ---------------------------   -----------------------------
                                     SHARES          AMOUNT         SHARES          AMOUNT
                                   -----------   -------------   -----------   ---------------
CLASS A SHARES:
   Shares sold .................    19,081,965   $ 211,403,407    32,493,519   $   587,448,743
   Shares issued in reinvestment
      of distributions .........    23,106,833     245,856,693    48,796,248       928,986,133
   Shares redeemed .............   (60,865,761)   (686,845,232)  (72,392,137)   (1,278,283,567)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease) .....   (18,676,963)  $(229,585,132)    8,897,630   $   238,151,309
                                   ===========   =============   ===========   ===============
CLASS B SHARES:
   Shares sold .................      102,620$       1,129,982       107,243   $     1,937,328
   Shares issued in reinvestment
      of distributions .........        75,304         793,700       272,093         5,106,482
   Shares redeemed .............      (553,153)     (6,106,834)   (1,115,556)      (19,724,099)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease) .....     (375,229)   $  (4,183,152)     (736,220)  $   (12,680,289)
                                   ===========   =============   ===========   ===============


                             32 | Semiannual Report

Templeton World Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            SIX MONTHS ENDED              YEAR ENDED
                                           FEBRUARY 28, 2009           AUGUST 31, 2008
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold ....................    1,757,540   $ 18,839,094    1,833,422   $ 32,380,277
   Shares issued in reinvestment of
      distributions ...............      838,415      8,677,586    2,240,105     41,365,754
   Shares redeemed ................   (4,610,873)   (51,282,362)  (4,552,436)   (77,231,723)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........   (2,014,918)  $(23,765,682)    (478,909)  $ (3,485,692)
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold ....................    4,682,200   $ 48,600,685    3,110,165   $ 55,086,490
   Shares issued in reinvestment of
      distributions ...............      497,078      5,278,972      706,799     13,446,120
   Shares redeemed ................     (836,934)    (9,652,479)  (5,405,787)   (91,805,419)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    4,342,344   $ 44,227,178   (1,588,823)  $(23,272,809)
                                      ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         In excess of $20 billion


                             Semiannual Report | 33

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A.............   0.25%
Class B.............   1.00%
Class C.............   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ....................  $111,613
Contingent deferred sales charges retained ........  $ 16,968

E. TRANSFER AGENT FEES

For the period ended February 28, 2009, the Fund paid transfer agent fees of $3,357,074, of which $2,246,419 was retained by Investor Services.


                             34 | Semiannual Report

Templeton World Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................  $ 6,411,941,303
                                               ---------------
Unrealized appreciation .....................  $   183,871,747
Unrealized depreciation .....................   (2,339,936,001)
                                               ---------------
Net unrealized appreciation (depreciation) ..  $(2,156,064,254)
                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, pass through entity income, and bond discounts and premiums.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $675,278,905 and $598,201,802, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 35

Templeton World Fund

8. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,313 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended February 28, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             36 | Semiannual Report

Templeton World Fund

9. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets carried at fair value:

                                      LEVEL 1         LEVEL 2     LEVEL 3         TOTAL
                                  --------------   ------------   -------    --------------
ASSETS:
   Investments in Securities ...  $4,046,822,418   $209,054,631     $--      $4,255,877,049

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY                SELECTED PORTFOLIO

CAD - Canadian Dollar   ADR   - American Depository Receipt
SEK - Swedish Krona     FHLB  - Federal Home Loan Bank
                        FHLMC - Federal Home Loan Mortgage Corp.
                        FNMA  - Federal National Mortgage Association
                        GDR   - Global Depository Receipt


                             Semiannual Report | 37

Templeton World Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             38 | Semiannual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

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San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON WORLD FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 S2009 04/09


                                    (GRAPHIC)

FEBRUARY 28, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

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and click "My Profile"

                                                                   INTERNATIONAL

                             Templeton Foreign Fund

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments
                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund.
                            Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Foreign Fund ....................................................    3
Performance Summary .......................................................   12
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   27
Notes to Financial Statements .............................................   31
Shareholder Information ...................................................   41

Shareholder Letter

Dear Shareholder:

During the six months ended February 28, 2009, world economies entered into a significant slowdown spawned by the U.S. housing and credit market crises. Despite coordinated efforts by many governments to address these problems, the severe economic conditions and high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and recovery.

Templeton Foreign Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl
Gary P. Motyl, CFA
President and Chief Executive
Officer - Investment Management
Templeton Funds

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Templeton Foreign Fund - Class A had a -45.22% cumulative total return for the six months under review. The Fund performed comparably to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a -44.49% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended February 28, 2009, Templeton Foreign Fund - Class A delivered a +24.35% cumulative total return, compared with the MSCI EAFE Index's -6.29% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 2/28/09, the Fund's Class A 10-year average annual total return not including sales charges was +2.20%, compared with the -0.65% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 2/28/09

                                   (BAR CHART)

Europe                                      60.4%
Asia                                        32.5%
North America                                2.3%
Latin America & Caribbean                    1.7%
Middle East & Africa                         1.3%
Short-Term Investments & Other Net Assets    1.8%

ECONOMIC AND MARKET OVERVIEW

During the six months ended February 28, 2009, global economic conditions continued to deteriorate. Business capital investment and consumer spending in the U.S. and abroad showed steep declines, unemployment rose steadily, and business and consumer confidence fell to new lows. In the U.S., gross domestic product (GDP) fell 6.3% on an annualized basis in the fourth quarter of 2008.(2) GDP in the eurozone fell 1.5% in the final three months of 2008 and is expected to decelerate further in 2009.(3)

The economic slowdown and the seize-up in global credit markets, accompanied by a decline in inflation indexes, led to easing of monetary policies in the U.S., Europe and many other industrialized and emerging countries. The U.S. Federal Reserve Board (Fed) cut rates aggressively, as did the European Central Bank and the Bank of England. As of the end of the reporting period, interest rates in the U.S. were near zero.

In addition, several countries enacted robust stimulus programs in response to the global slowdown. In February 2009, the U.S. Congress passed President Obama's fiscal stimulus package. The package totaled $787 billion and included tax cuts and government spending of nearly $600 billion in 2009-2010 alone. In Europe, deteriorating economic conditions led a number of large countries to also introduce substantial stimulus packages and to continue attempts to revive basic bank lending.

China announced a fiscal stimulus package during the period, which equaled about 15% of the country's 2008 GDP.(4) Although most observers believed this figure overstated the actual stimulus effect, the package was significant and reflected Chinese authorities' desire to avoid the social unrest that might come with rising joblessness. With 6.8% year-over-year growth in fourth quarter 2008, China's GDP declined to its slowest growth rate in seven years, although it was still high relative to any other major economy.(5) Along with making five successive rate cuts in late 2008, Chinese authorities introduced a series of measures and public works projects to stimulate internal consumption and help offset a slowdown in export growth.

Against this challenging economic backdrop, most global equity markets were volatile, and nearly all local indexes suffered significant losses for the six-month period. Despite negative economic data and an outlook for decelerating

(2.) Source: Bureau of Economic Analysis.

(3.) Source: European Central Bank.

(4.) Source: International Monetary Fund, World Economic Outlook Database,
     October 2008.

(5.) Source: National Bureau of Statistics, China.


                              4 | Semiannual Report
corporate earnings and profit margins globally, many companies' balance sheets, primarily outside the banking industry, remained relatively strong.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

A global financial system crisis developed during the six months under review as economies around the world slid into recession and equity markets shed more than $20 trillion in value since their 2007 peaks. What began over a year ago as a downturn in the U.S. housing market and a rise in subprime mortgage defaults spiraled into a global crisis that necessitated the largest series of government-sponsored financial bailouts in history. Virtually all investible asset classes in all regions of the world were affected. There were very few safe havens in capital markets; in equity markets, there were almost none. By the end of the period, global equity markets had given back nearly all gains accrued since the Asian currency crisis in 1997 and the technology bubble in 2000. Most of the world's major economies were in recession, and around the world, policymakers were slashing interest rates and setting aside hundreds of billions of dollars, euros, yens and pounds to stabilize the global economy.

The excesses in global capital markets have been building for some time, at least since the late 1990s' technology stock bubble. After that bubble burst, the Fed engineered a very low interest rate environment that in essence created a housing bubble in place of the tech bubble. As home prices moved sharply higher, financial firms securitized more and more mortgage debt into an array of nonbank financial institutions around the world, which some called the "shadow banking system." Securitization facilitated the distribution of various cash flow streams to these non-traditional buyers and also separated the lender from the ultimate owner of the loan, a major conflict of interest in retrospect. These non-bank institutions, whether hedge funds, off-balance-sheet conduits, or other entities, were able to apply more leverage to their holdings because they were not subject to rules written for banks. Eventually, when the liquidity wave receded and prices for the collateral underlying the structured debt (primarily home prices) experienced sustained declines, in conjunction with


                              Semiannual Report | 5

TOP 10 COUNTRIES

Based on Equity Securities 2/28/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K              22.0%
Taiwan           11.1%
France            9.6%
Germany           6.8%
Japan             5.4%
Netherlands       4.6%
Switzerland       4.3%
South Korea       3.9%
Norway            3.8%
Singapore         3.8%

rising default rates on the original loans, these securities that were supposed to diversify risk and smooth out returns instead concentrated risk and their expected returns ultimately proved illusory.

As economic conditions deteriorated and debtors began to default, starting with the U.S. subprime mortgage market, losses on the associated securities mounted, and institutions moved to unwind their positions and deleverage. A vicious cycle ensued in which institutions began selling as prices that had moved too high quickly went into reverse, accelerating the need for firms to deleverage, which led to additional selling. Since there were few buyers for these securities, many institutions were stuck with them on their books. Desperately in need of capital to make up for losses, banks turned to traditional credit markets. But credit markets had essentially frozen as banks feared issuing credit to counterparties whose future as a going concern was uncertain. At this point, many of the banks became technically insolvent and required the government bailouts that have dominated headlines in recent months.

Because these banks finance global commerce by providing credit lines to businesses and facilitating trade, their impairment had significant repercussions for the global economy. Corporate and consumer access to credit was severely curtailed, and consequently, global demand slowed. The demand slowdown initially impacted emerging markets, which largely represent the supply side of the global economy. Commodity prices, which tend to track global economic growth, collapsed after reaching record highs earlier in 2008. By period-end, the financial crisis had become a global economic crisis, and conditions in the global economy turned from inflationary to deflationary. The question remained whether the deleveraging cycle and economic recession will result in a prolonged, depression-like downturn, or the unprecedented global government stimulus programs will rescue the faltering system by flooding it with cash, ultimately boosting capital markets and the economy.

During the six months under review, as the economy soured and global credit markets became dysfunctional, no region was spared. Asian stock markets generally fared best, and European markets, which declined every single month during the reporting period, fared worst. Volatile currency swings also impacted the portfolio as both the U.K. pound sterling and the euro declined against the U.S. dollar. The yen initially strengthened during the period, as it has historically during periods of increased risk aversion, but Japan's own economic turmoil caused the yen to weaken considerably in early 2009, and the U.S. dollar regained footing as the world's safe haven currency. The dollar's strength during the period had a negative impact on Fund returns because investments denominated in weakening foreign currencies were ultimately worth less when translated back into dollars.


                              6 | Semiannual Report

Defensive stocks declined less severely than more cyclical stocks. Given the global economic environment, financials and materials were some of the market's riskiest sectors during the review period and delivered some of the worst absolute returns. We have been underweighted in financials stocks relative to the MSCI EAFE Index since before the credit crisis.(6) We were concerned by the sector's lack of balance sheet transparency and the financial services industry's rapid growth over the past decade, which we believed was driven by leverage and securitization, flimsy catalysts for sustainable growth in our opinion. Our cautious sector underweighting had a positive effect on relative performance during the period; however, several of our holdings were severely impacted by the market environment, and the financials sector was a major detractor from absolute performance and a primary reason for the Fund's underperformance relative to its benchmark index. Although we avoided the investment banks at the center of the credit crisis, our holdings nonetheless sustained significant declines. For example, Dutch financial services conglomerate ING Groep was one of the biggest detractors, posting a loss tied to asset write-downs and requiring access to the Dutch government's bailout facility. We also have been underweighted in the materials sector for some time, due to what we believed were expensive valuations and an unsustainable global demand profile.(7) This decision negatively impacted relative performance prior to last summer when commodity prices were soaring. However, our below-benchmark weighting was finally vindicated as prices declined precipitously, and materials stocks were significant contributors to relative performance during the period under review.

In a period that rewarded defensive stock selection, the Fund's information technology holdings helped relative performance.(8) Although technology stocks are not traditionally considered defensive, the ability of technology to help businesses realize efficiencies can be a major advantage in periods of economic contraction. Technology stocks in general generated high levels of free cash flow and had little debt, critical advantages that we believe could help the sector weather the current credit crunch. Finally, the ubiquity of technology -- particularly software -- in households and businesses has become characteristic of a non-discretionary service, and we believe technology-related companies may prove resilient as they become increasingly entrenched in the marketplace. Telecommunication services stocks, traditionally considered a growth sector, also performed better than the MSCI EAFE Index, and relative Fund

TOP 10 INDUSTRIES

Based on Equity Securities
2/28/09

                                           % OF TOTAL
                                           NET ASSETS
                                           ----------
Oil, Gas & Consumable Fuels                   11.3%
Diversified Telecommunication Services        10.3%
Semiconductors & Semiconductor Equipment       6.6%
Pharmaceuticals                                6.4%
Commercial Banks                               6.3%
Media                                          4.9%
Computers & Peripherals                        4.5%
Wireless Telecommunication Services            4.3%
Insurance                                      4.2%
Professional Services                          3.9%

(6.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

(7.) The materials sector comprises metals and mining, and paper and forest products in the SOI.

(8.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.


                              Semiannual Report | 7

TOP 10 EQUITY HOLDINGS
2/28/09

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Taiwan Semiconductor Manufacturing Co. Ltd.      4.2%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, TAIWAN
BP PLC                                           2.9%
   OIL, GAS & CONSUMABLE FUELS, U.K
Vodafone Group PLC                               2.6%
   WIRELESS TELECOMMUNICATION SERVICES, U.K
Compal Electronics Inc.                          2.5%
   COMPUTERS & PERIPHERALS, TAIWAN
Adecco SA                                        2.4%
   PROFESSIONAL SERVICES, SWITZERLAND
Total SA, B                                      2.3%
   OIL, GAS & CONSUMABLE FUELS, FRANCE
Siemens AG                                       2.2%
   INDUSTRIAL CONGLOMERATES, GERMANY
Kingfisher PLC                                   2.2%
   SPECIALTY RETAIL, U.K
Samsung Electronics Co. Ltd.                     2.2%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
Sanofi-Aventis, ord. & 144A                      2.1%
   PHARMACEUTICALS, FRANCE

performance benefited from our overweighted position.(9) Many investors found attractive the stable revenue streams and high dividend yields associated with telecommunication services stocks during the period.

Health care stocks, which have long been considered defensive, performed better than the benchmark during the period.(10) We continued to favor health care companies for their high free cash-flow yields and seemingly attractive valuations. In addition, we believe an aging global population will increasingly require the services provided by these companies. One of the Fund's best performing stocks was Canadian specialty pharmaceuticals company Biovail (not an index component), which reported strong earnings and maintained a healthy balance sheet amid the deteriorating global economic environment. The consumer staples sector was another defensive stalwart during the period.(11) Consumer staples companies are often favored by investors in recessionary periods due to the non-discretionary nature of their products. However, our view of the sector's expensive valuations and dubious secular earnings profile led us to maintain a largely underweighted position, a decision that impaired relative performance against the benchmark in a period when the sector declined significantly less than the overall index. The Fund's overweighting in the energy sector helped relative performance because the sector declined less than the index. The steep oil price decline severely depressed sector valuations, which created some interesting contrarian investment opportunities in our view. The Fund's most significant new purchase during the period was Norwegian oil exploration and production firm StatoilHydro. The stock is fairly sensitive to oil prices, and oil's price decline during the period created seemingly oversold conditions in Statoil, giving us an opportunity to own shares in what we considered a quality company with a mature operation at a significantly discounted price.

In general, economically sensitive sectors underperformed the market. Industrials stocks are one example, and the Fund's holdings in this sector moderately trailed the benchmark as the gathering global recession punished stocks

(9.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(10.) The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(11.) The consumer staples sector comprises food products in the SOI.


                              8 | Semiannual Report
considered to have economically sensitive revenue streams.(12) Siemens, Europe's largest engineering company, was a significant detractor from performance, declining in value as customers cancelled or delayed orders, citing broader economic strains. Nonetheless, we remained positive on the ability of the company's new management team to restructure operations, cut costs and align its interests with those of its shareholders. We anticipated that certain company-specific legacy issues affecting the stock are likely to be resolved, and the company could begin to benefit from global stimulus spending within the time frame of our investment horizon. Consumer discretionary, another economically sensitive sector, was the exception to the rule this period, and our overweighted position and stock selection boosted performance relative to the benchmark.(13) Media industry holdings were the biggest contributors in the sector, holding up relatively well despite reduced revenues caused by a deteriorating advertising environment. Consumer discretionary stocks are generally considered early cyclicals, in the sense that they have been among the first stocks to indicate a market recovery, and so have performed well early in an economic cycle. We were encouraged that our holdings in this sector seemed to weather the current consumer recession, and we remain optimistic about their long-term performance amid an ultimate economic recovery.

The period under review was one of the most trying times in our investment careers. We also believe it could prove to be one of the most promising as, in our opinion, valuations of some of the market's highest quality stocks have rarely been so compelling, which gives us solid conviction for our investment portfolios' future returns. However, an absence of buyers in the market and the intense selling pressure experienced globally skewed momentum dramatically to the downside, severely impairing recent investment performance. Although Fund performance has been comparable in relative terms, generally tracking the MSCI EAFE Index over the period, absolute losses were substantial and painful. These losses are indicative of the sweeping nature of the recent equity market downturn. Templeton Foreign Fund has been significantly underweighted in the market's most precarious and artificially inflated sectors -- primarily materials and financial services -- since well before the credit crisis began. Yet, we were unable to sufficiently avoid the worst of the recent market sell-off, as the global financial crisis struck indiscriminately. We

(12.) The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, and professional services in the SOI.

(13.) The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.


                              Semiannual Report | 9
remain optimistic that the Fund could ultimately benefit from this broad market decline, which has created significant disparities between the prices and values of what we believe are some of the market's highest quality stocks.

A timeline for recovery is impossible to predict, though we believe that credible evidence of financial system stabilization is a prerequisite for an eventual upturn. This systemic stabilization still hinges largely on the housing market that collateralizes the system and the credit markets that capitalize it. These markets need not recover overnight, but rather need to show consistent evidence of an ongoing stabilization and transition process. We believe the unprecedented global stimulus measures recently enacted could help accelerate this process. This, in turn, could buoy equity markets, which recently seemed more concerned with investor psychology than with discounted future earnings expectations, the metric that has typically driven markets in the past. Key measures of volatility, risk appetite and consumer confidence hit historical extremes during the review period, revealing a bear market not only in stocks but also in sentiment. Importantly, this created conditions often associated with points of maximum pessimism, which have historically been advantageous periods to buy stocks.

In times like these it is important to remind our shareholders that we have been in difficult investment environments before and have dealt with adversity. Our organization is now more than 60 years old and has weathered numerous economic cycles. Templeton's contrarian, value investment philosophy has often put us on the wrong side of momentum markets, as experienced during the recent commodities and credit bubbles, and before that, the technology and Japanese market bubbles. Historically, though, the Fund has performed well in the aftermath of these bubbles. We are supported by vast organizational strength and a proven investment process. Future equity performance always depends on the level at which one enters the market. The foundation for future performance of equity portfolios is


                             10 | Semiannual Report
being laid in today's market environment, and we remain optimistic about the long-term investment implications of the market's current value disparities. We thank you for your loyalty and trust in a difficult period.

(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott
Tucker Scott, CFA


(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
Lisa F. Myers, J.D., CFA

Portfolio Management Team
Templeton Foreign Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 11

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMFX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.55    $3.69     $10.24
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.3151
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.3149

CLASS B (SYMBOL: TFRBX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.37    $3.61     $9.98
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.2247
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2245

CLASS C (SYMBOL: TEFTX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.38    $3.62     $10.00
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.2257
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2255

CLASS R (SYMBOL: TEFRX)                    CHANGE   2/28/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.48    $3.64     $10.12
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.2892
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2890

ADVISOR CLASS (SYMBOL: TFFAX)              CHANGE   2/28/09   8/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$6.56    $3.65     $10.21
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.3468
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.3466


                             12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE(CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -45.22%          -50.27%   -21.21%   +24.35%
Average Annual Total Return(2)           -48.35%          -53.14%    -5.78%    +1.60%
Value of $10,000 Investment(3)          $ 5,165          $ 4,686   $ 7,425   $11,718
Avg. Ann. Total Return (3/31/09)(4)                       -46.63%    -3.74%    +1.78%
   Total Annual Operating Expenses(5)             1.14%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -45.33%          -50.58%   -23.96%   +17.12%
Average Annual Total Return(2)           -46.78%          -51.89%    -5.50%    +1.59%
Value of $10,000 Investment(3)          $ 5,322          $ 4,811   $ 7,538   $11,712
Avg. Ann. Total Return (3/31/09)(4)                       -45.29%    -3.50%    +1.78%
   Total Annual Operating Expenses(5)             1.89%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               -45.36%          -50.60%   -24.02%   +15.47%
Average Annual Total Return(2)           -45.73%          -50.93%    -5.35%    +1.45%
Value of $10,000 Investment(3)          $ 5,427          $ 4,907   $ 7,598   $11,547
Avg. Ann. Total Return (3/31/09)(4)                       -44.27%    -3.35%    +1.61%
   Total Annual Operating Expenses(5)             1.88%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               -45.28%          -50.42%   -22.17%         -4.06%
Average Annual Total Return(2)           -45.28%          -50.42%    -4.89%         -0.58%
Value of $10,000 Investment(3)          $ 5,472          $ 4,958   $ 7,783         $9,594
Avg. Ann. Total Return (3/31/09)(4)                       -43.54%    -2.85%         +2.11%
   Total Annual Operating Expenses(5)             1.39%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                           -------          -------   -------   -------
Cumulative Total Return(1)               -45.18%          -50.16%   -20.30%   +27.14%
Average Annual Total Return(2)           -45.18%          -50.16%    -4.44%    +2.43%
Value of $10,000 Investment(3)          $ 5,482          $ 4,984   $ 7,970   $12,714
Avg. Ann. Total Return (3/31/09)(4)                       -43.32%    -2.39%    +2.61%
   Total Annual Operating Expenses(5)             0.89%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 13

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             14 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/08      VALUE 2/28/09    PERIOD* 9/1/08-2/28/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $  547.80             $4.76
Hypothetical (5% return before expenses)         $1,000           $1,018.65             $6.21
CLASS B
Actual                                           $1,000           $  546.70             $7.63
Hypothetical (5% return before expenses)         $1,000           $1,014.93             $9.94
CLASS C
Actual                                           $1,000           $  546.40             $7.59
Hypothetical (5% return before expenses)         $1,000           $1,014.98             $9.89
CLASS R
Actual                                           $1,000           $  547.20             $5.72
Hypothetical (5% return before expenses)         $1,000           $1,017.41             $7.45
ADVISOR CLASS
Actual                                           $1,000           $  548.20             $3.80
Hypothetical (5% return before expenses)         $1,000           $1,019.89             $4.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.24%; B: 1.99%; C: 1.98%; R: 1.49%; and
     Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             16 | Semiannual Report

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED                               YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 2009  ---------------------------------------------------------------------------
CLASS A                                  (UNAUDITED)         2008           2007           2006            2005           2004
-------                               -----------------  -------------  -------------  --------------  -------------  --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................     $    10.24      $    14.60     $     13.79    $     12.86     $     10.75    $      9.60
                                         ----------      ----------     -----------    -----------     -----------    -----------
Income from investment
   operations(a):
   Net investment income(b) ........           0.04            0.26            0.21           0.27            0.21           0.17
   Net realized and unrealized
      gains (losses) ...............          (4.27)          (1.20)           2.08           1.54            2.15           1.17
                                         ----------      ----------     -----------    -----------     -----------    -----------
Total from investment operations ...          (4.23)          (0.94)           2.29           1.81            2.36           1.34
                                         ----------      ----------     -----------    -----------     -----------    -----------
Less distributions from:
   Net investment income ...........          (0.32)          (0.24)          (0.30)         (0.21)          (0.23)         (0.19)
   Net realized gains ..............          (2.00)          (3.18)          (1.18)         (0.67)          (0.02)            --
                                         ----------      ----------     -----------    -----------     -----------    -----------
Total distributions ................          (2.32)          (3.42)          (1.48)         (0.88)          (0.25)         (0.19)
                                         ----------      ----------     -----------    -----------     -----------    -----------
Redemption fees(c) .................             --             --(d)            --(d)          --(d)           --(d)          --(d)
                                         ----------      ----------     -----------    -----------     -----------    -----------
Net asset value, end of period .....     $     3.69      $    10.24     $     14.60    $     13.79     $     12.86    $     10.75
                                         ----------      ----------     -----------    -----------     -----------    -----------
Total return(e) ....................         (45.22)%        (10.41)%         18.04%         15.08%          22.26%         14.03%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................           1.24%           1.14%           1.16%          1.16%           1.15%          1.23%
Net investment income ..............           1.21%           2.19%           1.53%          2.09%           1.71%          1.58%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $2,767,583      $6,531,435     $10,802,308    $14,139,061     $15,466,639    $13,067,977
Portfolio turnover rate ............          12.09%          22.42%(h)       18.07%         26.15%(h)       34.00%         25.32%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Foreign Fund

                                      SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 2009  ---------------------------------------------------------------------------
CLASS B                                  (UNAUDITED)          2008           2007           2006            2005           2004
-------                               -----------------  -------------  -------------  --------------  -------------  --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of
   period ..........................      $  9.98         $  14.29        $  13.53       $  12.63        $  10.57       $   9.46
                                          -------         --------        --------       --------        --------       --------
Income from investment
   operations(a):
   Net investment income(b) ........         0.01             0.17            0.11           0.17            0.11           0.09
   Net realized and unrealized
      gains (losses) ...............        (4.16)           (1.17)           2.03           1.52            2.12           1.15
                                          -------         --------        --------       --------        --------       --------
Total from investment operations ...        (4.15)           (1.00)           2.14           1.69            2.23           1.24
                                          -------         --------        --------       --------        --------       --------
Less distributions from:
   Net investment income ...........        (0.22)           (0.13)          (0.20)         (0.12)          (0.15)         (0.13)
   Net realized gains ..............        (2.00)           (3.18)          (1.18)         (0.67)          (0.02)            --
                                          -------         --------        --------       --------        --------       --------
Total distributions ................        (2.22)           (3.31)          (1.38)         (0.79)          (0.17)         (0.13)
                                          -------         --------        --------       --------        --------       --------
Redemption fees(c) .................           --               --(d)           --(d)          --(d)           --(d)          --(d)
                                          -------         --------        --------       --------        --------       --------
Net asset value, end of period .....      $  3.61         $   9.98        $  14.29       $  13.53        $  12.63       $  10.57
                                          -------         --------        --------       --------        --------       --------
Total return(e) ....................       (45.33)%         (11.03)%         17.10%         14.23%          21.30%         13.27%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................         1.99%            1.89%           1.91%          1.91%           1.90%          1.98%
Net investment income ..............         0.46%            1.44%           0.78%          1.34%           0.96%          0.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..      $56,790         $139,437        $214,336       $229,616        $230,901       $195,116
Portfolio turnover rate ............        12.09%           22.42%(h)       18.07%         26.15%(h)       34.00%         25.32%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Foreign Fund

                                       SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 2009  -----------------------------------------------------------------------
CLASS C                                  (UNAUDITED)          2008           2007           2006          2005          2004
-------                               -----------------  --------------  ------------  -------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ................                $  10.00        $    14.33     $    13.56    $    12.65     $    10.59    $     9.47
                                          --------        ----------     ----------    ----------     ----------    ----------
Income from investment
   operations(a):
   Net investment income(b) ........          0.01              0.18           0.12          0.18           0.11          0.09
   Net realized and unrealized
      gains (losses) ...............         (4.16)            (1.19)          2.03          1.52           2.12          1.16
                                          --------        ----------     ----------    ----------     ----------    ----------
Total from investment operations ...         (4.15)            (1.01)          2.15          1.70           2.23          1.25
                                          --------        ----------     ----------    ----------     ----------    ----------
Less distributions from:
   Net investment income ...........         (0.23)            (0.14)         (0.20)        (0.12)         (0.15)        (0.13)
   Net realized gains ..............         (2.00)            (3.18)         (1.18)        (0.67)         (0.02)           --
                                          --------        ----------     ----------    ----------     ----------    ----------
Total distributions ................         (2.23)            (3.32)         (1.38)        (0.79)         (0.17)        (0.13)
                                          --------        ----------     ----------    ----------     ----------    ----------
Redemption fees(c) .................            --                --(d)          --(d)         --(d)          --(d)         --(d)
                                          --------        ----------     ----------    ----------     ----------    ----------
Net asset value, end of period .....      $   3.62        $    10.00     $    14.33    $    13.56     $    12.65    $    10.59
                                          --------        ----------     ----------    ----------     ----------    ----------
Total return(e) ....................        (45.36)%          (11.11)%        17.14%        14.31%         21.24%        13.29%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................          1.98%             1.88%          1.90%         1.90%          1.90%         1.98%
Net investment income ..............          0.47%             1.45%          0.79%         1.35%          0.96%         0.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..      $439,317        $1,076,308     $1,470,046    $1,490,648     $1,459,630    $1,188,885
Portfolio turnover rate ............         12.09%            22.42%(h)      18.07%        26.15%(h)      34.00%        25.32%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Foreign Fund

                                      SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                      FEBRUARY 28, 2009   ----------------------------------------------------------------
CLASS R                                  (UNAUDITED)          2008           2007          2006         2005        2004
-------                               -----------------   ------------   -----------   -----------   ----------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................       $ 10.12        $  14.46       $  13.68      $  12.77      $  10.68     $   9.56
                                           -------        --------       --------      --------      --------     --------
Income from investment
   operations(a):
   Net investment income(b) ........          0.03            0.24           0.18          0.25          0.18         0.15
   Net realized and unrealized
      gains (losses) ...............         (4.22)          (1.20)          2.05          1.52          2.13         1.15
                                           -------        --------       --------      --------      --------     --------
Total from investment operations ...         (4.19)          (0.96)          2.23          1.77          2.31         1.30
                                           -------        --------       --------      --------      --------     --------
Less distributions from:
   Net investment income ...........         (0.29)          (0.20)         (0.27)        (0.19)        (0.20)       (0.18)
   Net realized gains ..............         (2.00)          (3.18)         (1.18)        (0.67)        (0.02)          --
                                           -------        --------       --------      --------      --------     --------
Total distributions ................         (2.29)          (3.38)         (1.45)        (0.86)        (0.22)       (0.18)
                                           -------        --------       --------      --------      --------     --------
Redemption fees(c) .................            --              --(d)          --(d)         --(d)         --(d)        --(d)
                                           -------        --------       --------      --------      --------     --------
Net asset value, end of period .....       $  3.64        $  10.12       $  14.46      $  13.68      $  12.77     $  10.68
                                           -------        --------       --------      --------      --------     --------
Total return(e) ....................        (45.28)%        (10.60)%        17.66%        14.88%        21.88%       13.76%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................          1.49%           1.39%          1.41%         1.41%         1.40%        1.48%
Net investment income ..............          0.96%           1.94%          1.28%         1.84%         1.46%        1.33%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....       $68,212        $151,035       $195,938      $218,355      $178,473     $114,301
Portfolio turnover rate ............         12.09%          22.42%(h)      18.07%        26.15%(h)     34.00%       25.32%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Foreign Fund

                                        SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                       FEBRUARY 28, 2009   -------------------------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)          2008            2007           2006            2005           2004
-------------                          -----------------   -------------   ------------   -------------   ------------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................       $  10.21        $    14.57      $    13.77     $    12.85      $    10.75     $   9.59
                                           --------        ----------      ----------     ----------      ----------     --------
Income from investment
   operations(a):
   Net investment income(b) ........           0.04              0.29            0.25           0.32            0.25         0.20
   Net realized and unrealized
      gains (losses) ...............          (4.25)            (1.19)           2.07           1.51            2.12         1.17
                                           --------        ----------      ----------     ----------      ----------     --------
Total from investment operations ...          (4.21)            (0.90)           2.32           1.83            2.37         1.37
                                           --------        ----------      ----------     ----------      ----------     --------
Less distributions from:
   Net investment income ...........          (0.35)            (0.28)          (0.34)         (0.24)          (0.25)       (0.21)
   Net realized gains ..............          (2.00)            (3.18)          (1.18)         (0.67)          (0.02)          --
                                           --------        ----------      ----------     ----------      ----------     --------
Total distributions ................          (2.35)            (3.46)          (1.52)         (0.91)          (0.27)       (0.21)
                                           --------        ----------      ----------     ----------      ----------     --------
Redemption fees(c) .................             --                --(d)           --(d)          --(d)           --(d)        --(d)
                                           --------        ----------      ----------     ----------      ----------     --------
Net asset value, end of period .....       $   3.65        $    10.21      $    14.57     $    13.77      $    12.85     $  10.75
                                           --------        ----------      ----------     ----------      ----------     --------
Total return(e) ....................         (45.18)%          (10.15)%         18.33%         15.31%          22.46%       14.39%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................           0.99%             0.89%           0.91%          0.91%           0.90%        0.98%
Net investment income ..............           1.46%             2.44%           1.78%          2.34%           1.96%        1.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..       $649,618        $1,200,021      $1,788,637     $2,176,785      $1,727,076     $762,207
Portfolio turnover rate ............          12.09%            22.42%(h)       18.07%         26.15%(h)       34.00%       25.32%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                 INDUSTRY                       SHARES/UNITS            VALUE
                                                -----------------------------------------   -------------------   ----------------
    COMMON STOCKS AND OTHER
    EQUITY INTERESTS 97.2%
    AUSTRIA 0.7%
    Telekom Austria AG ......................     Diversified Telecommunication Services          2,241,657       $     29,386,578
                                                                                                                  ----------------
    BRAZIL 0.7%
    Companhia de Saneamento Basico do
       Estado de Sao Paulo ..................                 Water Utilities                     1,345,701             13,527,913
    Embraer-Empresa Brasileira de
       Aeronautica SA, ADR ..................               Aerospace & Defense                   1,396,790             15,099,300
                                                                                                                  ----------------
                                                                                                                        28,627,213
                                                                                                                  ----------------
    CANADA 1.1%
    Biovail Corp. ...........................                 Pharmaceuticals                     4,150,760             44,102,539
                                                                                                                  ----------------
    CHINA 2.4%
    China Shenhua Energy Co. Ltd., H ........           Oil, Gas & Consumable Fuels               8,893,700             17,660,906
    China Telecom Corp. Ltd., H .............     Diversified Telecommunication Services        167,305,042             57,169,540
    Shanghai Electric Group Co. Ltd. ........              Electrical Equipment                  84,181,091             21,275,532
                                                                                                                  ----------------
                                                                                                                        96,105,978
                                                                                                                  ----------------
    FINLAND 0.4%
    UPM-Kymmene OYJ .........................             Paper & Forest Products                 2,212,650             15,722,264
                                                                                                                  ----------------
    FRANCE 9.6%
    AXA SA ..................................                    Insurance                        3,521,371             32,724,258
    Cap Gemini ..............................                   IT Services                         568,890             16,551,174
    France Telecom SA .......................     Diversified Telecommunication Services          2,703,741             60,991,387
    Sanofi-Aventis ..........................                 Pharmaceuticals                     1,505,047             77,995,963
(a) Sanofi-Aventis, 144A ....................                 Pharmaceuticals                        97,556              5,055,639
    Total SA, B .............................           Oil, Gas & Consumable Fuels               1,957,646             92,933,704
    Vinci SA ................................           Construction & Engineering                1,113,202             36,299,979
    Vivendi SA ..............................                      Media                          2,390,490             57,422,128
                                                                                                                  ----------------
                                                                                                                       379,974,232
                                                                                                                  ----------------
    GERMANY 6.8%
    Bayerische Motoren Werke AG .............                    Automobiles                      1,021,615             25,575,467
    Celesio AG ..............................         Health Care Providers & Services              890,414             18,732,732
    Deutsche Post AG ........................              Air Freight & Logistics                3,483,688             33,887,535
(b) Infineon Technologies AG ................   Semiconductors & Semiconductor Equipment         15,386,368              9,451,862
    Muenchener Rueckversicherungs-
       Gesellschaft AG ......................                     Insurance                         165,340             20,345,119
    SAP AG ..................................                     Software                        2,260,916             73,367,388
    Siemens AG ..............................             Industrial Conglomerates                1,740,774             89,517,497
                                                                                                                  ----------------
                                                                                                                       270,877,600
                                                                                                                  ----------------


                             22 | Semiannual Report

Templeton Foreign Fund

                                                                 INDUSTRY                      SHARES/UNITS             VALUE
                                                -----------------------------------------   -------------------   ----------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    HONG KONG 3.4%
    Cheung Kong (Holdings) Ltd. .............      Real Estate Management & Development           3,562,979       $     29,334,856
    Hutchison Whampoa Ltd. ..................            Industrial Conglomerates                 9,394,257             49,665,646
    Kingboard Chemical Holdings                   Electronic Equipment, Instruments
       Ltd. .................................                  & Components                       1,082,500              1,786,684
    Yue Yuen Industrial Holdings Ltd. .......        Textiles, Apparel & Luxury Goods            30,056,124             56,274,208
                                                                                                                  ----------------
                                                                                                                       137,061,394
                                                                                                                  ----------------
    INDIA 2.5%
    GAIL India Ltd. .........................                 Gas Utilities                      11,654,530             46,453,601
    Reliance Industries Ltd. ................          Oil, Gas & Consumable Fuels                2,116,893             52,504,176
                                                                                                                  ----------------
                                                                                                                        98,957,777
                                                                                                                  ----------------
    ISRAEL 1.3%
(b) Check Point Software Technologies Ltd. ..                   Software                          2,356,982             51,782,895
                                                                                                                  ----------------
    ITALY 1.7%
    Autogrill SpA ...........................         Hotels, Restaurants & Leisure               5,313,400             25,624,295
    UniCredit SpA ...........................                Commercial Banks                    32,007,217             40,945,747
                                                                                                                  ----------------
                                                                                                                        66,570,042
                                                                                                                  ----------------
    JAPAN 5.4%
    EBARA Corp. .............................                   Machinery                         8,252,000             14,374,097
    Mitsubishi UFJ Financial Group Inc. .....                Commercial Banks                     3,809,000             17,719,002
    Olympus Corp. ...........................        Health Care Equipment & Supplies             2,946,337             39,789,663
    Shinsei Bank Ltd. .......................                Commercial Banks                    14,308,024             12,901,338
    Takeda Pharmaceutical Co. Ltd. ..........                Pharmaceuticals                        837,244             34,229,249
    Toyota Motor Corp. ......................                  Automobiles                        2,042,100             66,539,044
    USS Co. Ltd. ............................                Specialty Retail                       675,740             27,487,964
                                                                                                                  ----------------
                                                                                                                       213,040,357
                                                                                                                  ----------------
    NETHERLANDS 4.6%
    ING Groep NV ............................         Diversified Financial Services             16,577,026             76,973,030
    Koninklijke Philips Electronics NV ......            Industrial Conglomerates                    12,940                208,724
    Randstad Holding NV .....................             Professional Services                   2,202,760             32,350,235
    Reed Elsevier NV ........................                     Media                           2,417,965             27,146,839
    SBM Offshore NV .........................          Energy Equipment & Services                1,492,830             19,768,508
(c) USG People NV ...........................             Professional Services                   3,381,760             28,184,360
                                                                                                                  ----------------
                                                                                                                       184,631,696
                                                                                                                  ----------------


                             Semiannual Report | 23

Templeton Foreign Fund

                                                                 INDUSTRY                       SHARES/UNITS            VALUE
                                                -----------------------------------------   -------------------   ----------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    NORWAY 3.8%
    Aker Solutions ASA ......................           Energy Equipment & Services                   4,693,660   $     25,332,218
    StatoilHydro ASA ........................           Oil, Gas & Consumable Fuels                   3,962,170         66,403,826
    Telenor ASA .............................     Diversified Telecommunication Services             11,738,296         60,852,148
                                                                                                                  ----------------
                                                                                                                       152,588,192
                                                                                                                  ----------------
    RUSSIA 1.4%
    Gazprom, ADR ............................           Oil, Gas & Consumable Fuels                   2,693,460         34,287,746
    Mobile TeleSystems, ADR .................       Wireless Telecommunication Services                 893,988         21,178,576
                                                                                                                  ----------------
                                                                                                                        55,466,322
                                                                                                                  ----------------
    SINGAPORE 3.8%
    DBS Group Holdings Ltd. .................                Commercial Banks                         5,849,000         29,614,234
(b) Flextronics International                        Electronic Equipment, Instruments
       Ltd. .................................                  & Components                          17,946,100         36,968,966
    Singapore Telecommunications Ltd. .......     Diversified Telecommunication Services             44,926,484         71,374,052
    United Overseas Bank Ltd. ...............                Commercial Banks                         1,882,000         12,141,935
                                                                                                                  ----------------
                                                                                                                       150,099,187
                                                                                                                  ----------------
    SOUTH KOREA 3.9%
    Hana Financial Group Inc. ...............                Commercial Banks                         2,590,044         31,247,066
    KB Financial Group Inc. .................                Commercial Banks                         1,891,090         36,256,837
    Samsung Electronics Co. Ltd. ............    Semiconductors & Semiconductor Equipment               278,554         86,647,923
                                                                                                                  ----------------
                                                                                                                       154,151,826
                                                                                                                  ----------------
    SPAIN 2.0%
    Telefonica SA ...........................     Diversified Telecommunication Services              4,309,845         80,299,683
    SWEDEN 1.9%
    Niscayah Group AB .......................         Commercial Services & Supplies                 12,474,430          8,787,100
    Telefonaktiebolaget LM Ericsson, B ......            Communications Equipment                     8,024,738         66,764,139
                                                                                                                  ----------------
                                                                                                                        75,551,239
                                                                                                                  ----------------
    SWITZERLAND 4.3%
    Adecco SA ...............................              Professional Services                      3,149,240         96,374,009
    Novartis AG .............................                 Pharmaceuticals                           969,695         35,358,037
    Swiss Reinsurance Co. ...................                    Insurance                            1,792,327         22,249,049
(b) UBS AG ..................................                 Capital Markets                         2,005,926         18,953,901
                                                                                                                  ----------------
                                                                                                                       172,934,996
                                                                                                                  ----------------
    TAIWAN 11.1%
    Chunghwa Telecom Co. Ltd., ADR ..........     Diversified Telecommunication Services              3,290,813         50,513,979
    Compal Electronics Inc. .................             Computers & Peripherals                   171,425,820         98,951,324
(c) Lite-On Technology Corp. ................             Computers & Peripherals                   132,346,020         78,284,401


                             24 | Semiannual Report

Templeton Foreign Fund

                                                                 INDUSTRY                       SHARES/UNITS            VALUE
                                                -----------------------------------------   -------------------   ----------------
    COMMON STOCKS AND OTHER EQUITY
    INTERESTS (CONTINUED)
    TAIWAN (CONTINUED)
    Mega Financial Holding Co. Ltd. .........                Commercial Banks                   167,743,000       $     46,064,016
    Taiwan Semiconductor Manufacturing
       Co. Ltd. .............................    Semiconductors & Semiconductor Equipment       130,934,755            168,181,661
                                                                                                                  ----------------
                                                                                                                       441,995,381
                                                                                                                  ----------------
    TURKEY 1.2%
    Turkcell Iletisim Hizmetleri AS .........      Wireless Telecommunication Services            9,229,841             45,875,040
                                                                                                                  ----------------
    UNITED KINGDOM 22.0%
    Aviva PLC ...............................                   Insurance                        10,441,871             43,169,720
    BP PLC ..................................          Oil, Gas & Consumable Fuels               17,841,309            114,406,337
    British Sky Broadcasting Group PLC ......                     Media                          11,912,444             80,136,938
    Burberry Group PLC ......................        Textiles, Apparel & Luxury Goods             9,456,891             34,768,389
    G4S PLC .................................         Commercial Services & Supplies             10,328,334             27,540,971
    GlaxoSmithKline PLC .....................                Pharmaceuticals                      3,885,382             59,417,517
    HSBC Holdings PLC .......................                Commercial Banks                     2,148,393             15,776,739
    Kingfisher PLC ..........................                Specialty Retail                    48,984,207             88,644,067
    Marks & Spencer Group PLC ...............                Multiline Retail                    12,465,256             46,541,972
    Old Mutual PLC ..........................                   Insurance                        81,216,567             48,216,512
    Pearson PLC .............................                     Media                           2,663,985             25,133,307
(c) Persimmon PLC ...........................               Household Durables                   15,181,242             74,762,587
(c) Premier Foods PLC .......................                 Food Products                      56,527,240             24,259,515
    Royal Bank of Scotland Group PLC ........                Commercial Banks                    29,690,446              9,853,891
    Royal Dutch Shell PLC, A ................          Oil, Gas & Consumable Fuels                  773,659             17,040,749
    Royal Dutch Shell PLC, B ................          Oil, Gas & Consumable Fuels                2,634,212             55,960,327
    Vodafone Group PLC ......................      Wireless Telecommunication Services           58,200,372            104,239,701
    Yell Group PLC ..........................                     Media                          13,926,166              4,133,831
                                                                                                                  ----------------
                                                                                                                       874,003,070
                                                                                                                  ----------------
    UNITED STATES 1.2%
    Invesco Ltd. ............................                Capital Markets                      1,545,965             17,670,380
    KKR Private Equity Investors LP
       (Units) ..............................                Capital Markets                     13,575,445             30,544,751
                                                                                                                  ----------------
                                                                                                                        48,215,131
                                                                                                                  ----------------
    TOTAL COMMON STOCKS AND
       OTHER EQUITY INTERESTS
          (COST $7,070,396,203) .............                                                                        3,868,020,632
                                                                                                                  ----------------
    PREFERRED STOCKS
       (COST $12,965,351) 1.0%
    BRAZIL 1.0%
    Companhia Vale do Rio Doce, ADR,
       pfd., A ..............................                Metals & Mining                      3,604,544             40,190,665
                                                                                                                  ----------------


                             Semiannual Report | 25

Templeton Foreign Fund

                                                                                            PRINCIPAL AMOUNT(e)         VALUE
                                                                                            -------------------   ----------------
    FOREIGN GOVERNMENT AND
    AGENCY SECURITIES
    (COST $302,937) 0.0%(d)
    SWEDEN 0.0%(d)
    Government of Sweden, 5.50%, 10/08/12 ...                                                     2,270,000 SEK   $        285,097
                                                                                                                  ----------------
    TOTAL INVESTMENTS BEFORE
       SHORT TERM INVESTMENTS
          (COST $7,083,664,491) .............                                                                        3,908,496,394
                                                                                                                  ----------------
    SHORT TERM INVESTMENTS
    (COST $79,565,000) 2.0%
    TIME DEPOSITS 2.0%
    UNITED STATES 2.0%
    Dresdner Bank AG, 0.30%, 3/02/09 ........                                                    79,565,000             79,565,000
                                                                                                                  ----------------
    TOTAL INVESTMENTS
       (COST $7,163,229,491)
       100.2% ...............................                                                                        3,988,061,394
    OTHER ASSETS, LESS LIABILITIES
       (0.2)% ...............................                                                                           (6,540,796)
                                                                                                                  ----------------
    NET ASSETS 100.0% .......................                                                                     $  3,981,520,598
                                                                                                                  ================

See Abbreviations on page 40.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 28, 2009, the value of this security was $5,055,639, representing 0.13% of net assets.

(b)  Non-income producing for the twelve months ended February 28, 2009.

(c)  See Note 8 regarding holdings of 5% voting securities.

(d)  Rounds to less than 0.1% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $ 6,727,179,377
      Cost - Non-controlled affiliated issuers (Note 8) ...       436,050,114
                                                              ---------------
      Total cost of investments ...........................   $ 7,163,229,491
                                                              ---------------
      Value - Unaffiliated issuers ........................   $ 3,782,570,531
      Value - Non-controlled affiliated issuers (Note 8) ..       205,490,863
                                                              ---------------
      Total value of investments ..........................     3,988,061,394
   Cash ...................................................             2,628
   Foreign currency, at value (cost $2,398) ...............             2,247
   Receivables:
      Investment securities sold ..........................        10,683,548
      Capital shares sold .................................         5,031,258
      Dividends and interest ..............................        15,248,065
   Other assets ...........................................            11,093
                                                              ---------------
         Total assets .....................................     4,019,040,233
                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................         3,961,536
      Capital shares redeemed .............................        20,806,267
      Affiliates ..........................................         3,973,338
      Unaffiliated transfer agent fees ....................         3,897,458
   Deferred tax ...........................................         3,441,535
   Accrued expenses and other liabilities .................         1,439,501
                                                              ---------------
         Total liabilities ................................        37,519,635
                                                              ---------------
            Net assets, at value ..........................   $ 3,981,520,598
                                                              ===============
Net assets consist of:
   Paid-in capital ........................................   $ 7,140,235,149
   Undistributed net investment income ....................         8,961,554
   Net unrealized appreciation (depreciation) .............    (3,179,288,181)
   Accumulated net realized gain (loss) ...................        11,612,076
                                                              ---------------
            Net assets, at value ..........................   $ 3,981,520,598
                                                              ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009 (unaudited)

CLASS A:
   Net assets, at value ..................................................   $2,767,583,499
                                                                             --------------
   Shares outstanding ....................................................      749,634,232
                                                                             --------------
   Net asset value per share(a) ..........................................   $         3.69
                                                                             --------------
   Maximum offering price per share (net asset value per share /94.25%) ..   $         3.92
                                                                             --------------
CLASS B:
   Net assets, at value ..................................................   $   56,789,938
                                                                             --------------
   Shares outstanding ....................................................       15,746,130
                                                                             --------------
   Net asset value and maximum offering price per share(a) ...............   $         3.61
                                                                             --------------
CLASS C:
   Net assets, at value ..................................................   $  439,316,817
                                                                             --------------
   Shares outstanding ....................................................      121,394,960
                                                                             --------------
   Net asset value and maximum offering price per share(a) ...............   $         3.62
                                                                             --------------
CLASS R:
   Net assets, at value ..................................................   $   68,212,129
                                                                             --------------
   Shares outstanding ....................................................       18,730,782
                                                                             --------------
   Net asset value and maximum offering price per share ..................   $         3.64
                                                                             --------------
ADVISOR CLASS:
   Net assets, at value ..................................................   $  649,618,215
                                                                             --------------
   Shares outstanding ....................................................      177,852,403
                                                                             --------------
   Net asset value and maximum offering price per share ..................   $         3.65
                                                                             --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the period ended February 28, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $6,111,683)
      Unaffiliated issuers ...........................................................   $    66,577,901
      Non-controlled affiliated issuers (Note 8) .....................................         1,316,201
   Interest ..........................................................................           210,741
                                                                                         ---------------
            Total investment income ..................................................        68,104,843
                                                                                         ---------------
Expenses:
   Management fees (Note 3a) .........................................................        17,195,576
   Administrative fees (Note 3b) .....................................................         2,238,932
   Distribution fees: (Note 3c)
      Class A ........................................................................         4,918,231
      Class B ........................................................................           414,455
      Class C ........................................................................         3,179,487
      Class R ........................................................................           223,786
   Transfer agent fees (Note 3e) .....................................................         6,232,123
   Custodian fees (Note 4) ...........................................................         1,119,230
   Reports to shareholders ...........................................................           282,928
   Registration and filing fees ......................................................           141,660
   Professional fees .................................................................            43,457
   Trustees' fees and expenses .......................................................            72,142
   Other .............................................................................            90,677
                                                                                         ---------------
            Total expenses ...........................................................        36,152,684
            Expense reductions (Note 4) ..............................................            (3,157)
                                                                                         ---------------
               Net expenses ..........................................................        36,149,527
                                                                                         ---------------
                  Net investment income ..............................................        31,955,316
                                                                                         ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................      (233,527,790)
         Non-controlled affiliated issuers (Note 8) ..................................       (17,396,791)
      Foreign currency transactions ..................................................        (6,549,432)
                                                                                         ---------------
                  Net realized gain (loss) ...........................................      (257,474,013)
                                                                                         ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (3,630,862,691)
      Translation of other assets and liabilities denominated in foreign currencies ..        (3,169,721)
   Change in deferred taxes on unrealized appreciation (depreciation) ................        (3,441,535)
                                                                                         ---------------
                  Net change in unrealized appreciation (depreciation) ...............    (3,637,473,947)
                                                                                         ---------------
Net realized and unrealized gain (loss) ..............................................    (3,894,947,960)
                                                                                         ---------------
Net increase (decrease) in net assets resulting from operations ......................   $(3,862,992,644)
                                                                                         ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     SIX MONTHS
                                                                                                   ENDED FEBRUARY
                                                                                                      28, 2009         YEAR ENDED
                                                                                                    (UNAUDITED)     AUGUST 31, 2008
                                                                                                  ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................................   $    31,955,316   $   257,928,805
      Net realized gain (loss) from investments and foreign currency transactions .............      (257,474,013)    2,613,665,946
      Net change in unrealized appreciation (depreciation) on investments, translation of other
         assets and liabilities denominated in foreign currencies, and deferred taxes .........    (3,637,473,947)   (3,876,231,174)
                                                                                                  ---------------   ---------------
         Net increase (decrease) in net assets resulting from operations ......................    (3,862,992,644)   (1,004,636,423)
                                                                                                  ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................................      (169,148,961)     (172,210,281)
         Class B ..............................................................................        (2,639,859)       (1,884,972)
         Class C ..............................................................................       (19,959,982)      (13,664,015)
         Class R ..............................................................................        (3,681,412)       (2,768,220)
         Advisor Class ........................................................................       (41,372,087)      (32,349,584)
      Net realized gains:
         Class A ..............................................................................    (1,073,489,014)   (2,328,246,113)
         Class B ..............................................................................       (23,494,391)      (47,692,479)
         Class C ..............................................................................      (176,854,101)     (331,076,028)
         Class R ..............................................................................       (25,456,734)      (43,763,308)
         Advisor Class ........................................................................      (238,569,487)     (373,693,318)
                                                                                                  ---------------   ---------------
   Total distributions to shareholders ........................................................    (1,774,666,028)   (3,347,348,318)
                                                                                                  ---------------   ---------------
   Capital share transactions: (Note 2)
      Class A .................................................................................       230,216,416    (1,074,184,416)
      Class B .................................................................................         2,232,358        (8,210,931)
      Class C .................................................................................        13,758,781        86,020,283
      Class R .................................................................................         7,290,692        19,167,967
      Advisor Class ...........................................................................       267,444,178       (43,954,847)
                                                                                                  ---------------   ---------------
   Total capital share transactions ...........................................................       520,942,425    (1,021,161,944)
                                                                                                  ---------------   ---------------
   Redemption fees ............................................................................                --           118,792
                                                                                                  ---------------   ---------------
         Net increase (decrease) in net assets ................................................    (5,116,716,247)   (5,373,027,893)
Net assets:
   Beginning of period ........................................................................     9,098,236,845    14,471,264,738
                                                                                                  ---------------   ---------------
   End of period ..............................................................................   $ 3,981,520,598   $ 9,098,236,845
                                                                                                  ===============   ===============
Undistributed net investment income included in net assets:
   End of period ..............................................................................   $     8,961,554   $   213,808,539
                                                                                                  ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             Semiannual Report | 31

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                             32 | Semiannual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 33

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares of the Trust authorized (without par value). Transactions in the Fund's shares were as follows:

                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                 FEBRUARY 28, 2009                 AUGUST 31, 2008
                                          ------------------------------   ------------------------------
                                             SHARES           AMOUNT          SHARES           AMOUNT
                                          ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ........................     57,863,105   $   308,833,112     98,452,891   $ 1,211,858,727
   Shares issued in reinvestment
      of distributions ................    244,356,140     1,087,384,806    174,383,320     2,245,369,533
   Shares redeemed in-kind (Note 10) ..             --                --    (12,863,139)     (157,573,459)
   Shares redeemed ....................   (190,460,248)   (1,166,001,502)  (362,137,943)   (4,373,839,217)
                                          ------------   ---------------   ------------   ---------------
   Net increase (decrease) ............    111,758,997   $   230,216,416   (102,164,871)  $(1,074,184,416)
                                          ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold ........................        790,983   $     4,165,776        675,174   $     8,277,500
   Shares issued in reinvestment
      of distributions ................      5,139,695        22,357,674      3,337,156        42,078,927
   Shares redeemed ....................     (4,157,894)      (24,291,092)    (5,034,222)      (58,567,358)
                                          ------------   ---------------   ------------   ---------------
   Net increase (decrease) ............      1,772,784   $     2,232,358     (1,021,892)  $    (8,210,931)
                                          ============   ===============   ============   ===============
CLASS C SHARES:
   Shares sold ........................      9,406,692   $    44,319,352      9,484,687   $   115,366,091
   Shares issued in reinvestment
      of distributions ................     36,456,948       159,316,863     21,893,871       276,658,696
   Shares redeemed ....................    (32,078,319)     (189,877,434)   (26,391,333)     (306,004,504)
                                          ------------   ---------------   ------------   ---------------
   Net increase (decrease) ............     13,785,321   $    13,758,781      4,987,225   $    86,020,283
                                          ============   ===============   ============   ===============


                             34 | Semiannual Report

Templeton Foreign Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              SIX MONTHS ENDED                  YEAR ENDED
                                              FEBRUARY 28, 2009              AUGUST 31, 2008
                                         ---------------------------   ---------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT
                                         -----------   -------------   -----------   -------------
CLASS R SHARES:
   Shares sold .......................     2,881,233   $  16,348,842     4,939,296   $  59,080,424
   Shares issued in reinvestment
      of distributions ...............     6,361,484      27,926,914     3,469,964      44,224,681
   Shares redeemed ...................    (5,437,411)    (36,985,064)   (7,032,016)    (84,137,138)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........     3,805,306   $   7,290,692     1,377,244   $  19,167,967
                                         ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .......................    34,983,566   $ 198,324,734    36,336,163   $ 432,182,490
   Shares issued in reinvestment
      of distributions ...............    49,990,196     219,956,861    21,590,970     276,476,801
   Shares redeemed ...................   (24,708,358)   (150,837,417)  (63,125,915)   (752,614,138)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........    60,265,404   $ 267,444,178    (5,198,782)  $ (43,954,847)
                                         ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.630%                Up to and including $1 billion
0.615%                Over $1 billion, up to and including $5 billion
0.600%                Over $5 billion, up to and including $10 billion
0.580%                Over $10 billion, up to and including $15 billion
0.560%                Over $15 billion, up to and including $20 billion
0.540%                Over $20 billion, up to and including $25 billion
0.530%                Over $25 billion, up to and including $30 billion
0.520%                Over $30 billion, up to and including $35 billion
0.510%                In excess of $35 billion


                             Semiannual Report | 35

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
        0.150%        Up to and including $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.100%        Over $700 million, up to and including $1.2 billion
        0.075%        In excess of $1.2 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.25%
Class B ...........   1.00%
Class C ...........   1.00%
Class R ...........   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $86,770
Contingent deferred sales charges retained ......   $33,042

E. TRANSFER AGENT FEES

For the period ended February 28, 2009, the Fund paid transfer agent fees of $6,232,123, of which $3,623,030 was retained by Investor Services.


                             36 | Semiannual Report

Templeton Foreign Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2008, the Fund had remaining tax basis capital losses of $10,785,544 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. At August 31, 2008, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2009 ..............   $   897,840
2010 ..............     7,613,629
2011 ..............     2,274,075
                      -----------
                      $10,785,544
                      ===========

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................   $ 7,172,460,215
                                                    ---------------
Unrealized appreciation .........................   $   188,140,405
Unrealized depreciation .........................    (3,372,539,227)
                                                    ---------------
Net unrealized appreciation (depreciation) ......   $(3,184,398,822)
                                                    ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, foreign capital gains tax, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, foreign capital gains tax, and gains realized on in-kind shareholder redemption.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $708,225,293 and $1,988,099,429, respectively.


                             Semiannual Report | 37

Templeton Foreign Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended February 28, 2009, were as shown below.

                                     NUMBER OF                               NUMBER OF                                   REALIZED
                                    SHARES HELD                             SHARES HELD       VALUE                       CAPITAL
                                   AT BEGINNING      GROSS        GROSS        AT END        AT END       INVESTMENT       GAIN
NAME OF ISSUER                       OF PERIOD     ADDITIONS   REDUCTIONS    OF PERIOD      OF PERIOD       INCOME        (LOSS)
--------------                     ------------   ----------   ----------   -----------   ------------    ----------   ------------
NON-CONTROLLED AFFILIATES
Compal Electronics Inc .........    202,771,040           --   31,345,220   171,425,820   $         --(a) $       --   $(16,378,616)
Lite-On Technology Corp. .......    132,346,020           --           --   132,346,020     78,284,401            --             --
Persimmon PLC ..................     15,276,482           --       95,240    15,181,242     74,762,587     1,316,201       (886,487)
Premier Foods PLC ..............             --   56,692,550      165,310    56,527,240     24,259,515            --       (102,325)
USG People NV ..................             --    3,392,550       10,790     3,381,760     28,184,360            --        (29,363)
                                                                                          ------------    ----------   ------------
   TOTAL AFFILIATED SECURITIES (5.16% of Net Assets) ..................................   $205,490,863    $1,316,201   $(17,396,791)
                                                                                          ============    ==========   ============

(a)  As of February 28, 2009, no longer an affiliate.

9. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,248 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended February 28, 2009, the Fund did not utilize the Global Credit Facility.


                             38 | Semiannual Report

Templeton Foreign Fund

10. REDEMPTION IN-KIND

During the year ended August 31, 2008, the Fund realized $40,043,335 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets carried at fair value:

                                       LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                   --------------   -----------   -------   --------------
ASSETS:
   Investments in Securities ...   $3,908,211,297   $79,850,097     $--     $3,988,061,394


                             Semiannual Report | 39

Templeton Foreign Fund

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

SEK - Swedish Krona

SELECTED PORTFOLIO

ADR - American Depository Receipt


                             40 | Semiannual Report

Templeton Foreign Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 41
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

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


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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 S2009 04/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

By /s/MARK H. OTANI
  -------------------------------------
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date:  April 27, 2009